Exhibit 10.1


                             DEL LABORATORIES, INC.
                             EMPLOYEES PENSION PLAN











                            AMENDMENT AND RESTATEMENT
                         EFFECTIVE AS OF JANUARY 1, 1997
              (with certain other effective dates as noted herein)

                             DEL LABORATORIES, INC.
                             EMPLOYEES PENSION PLAN

                            AMENDMENT AND RESTATEMENT
                         EFFECTIVE AS OF JANUARY 1, 1997
              (with certain other effective dates as noted herein)

                                TABLE OF CONTENTS

                                    ARTICLE 1
                                   DEFINITIONS

1.1      ACCRUED BENEFIT......................................................1
         ---------------
1.2      ACTUARIAL EQUIVALENT OR EQUIVALENT ACTUARIAL VALUE...................4
         --------------------------------------------------
1.3      ADMINISTRATOR (OR PLAN ADMINISTRATOR)................................4
         -------------------------------------
1.4      AFFILIATED COMPANY...................................................4
         ---------- -------
1.5      ANNUITY STARTING DATE................................................4
         ---------------------
1.6      AVERAGE MONTHLY COMPENSATION.........................................4
         ----------------------------
1.7      BENEFICIARY..........................................................4
         -----------
1.8      BOARD OF DIRECTORS...................................................4
         ------------------
1.9      BREAK IN SERVICE.....................................................5
         ----------------
1.10     CODE.................................................................5
         ----
1.11     COMPENSATION.........................................................5
         ------------
1.12     EARLY RETIREMENT DATE................................................5
         ---------------------
1.13     EFFECTIVE DATE.......................................................5
         --------------
1.14     ELIGIBLE EMPLOYEE....................................................5
         -----------------
1.15     EMPLOYEE.............................................................6
         --------
1.16     EMPLOYER.............................................................6
         --------
1.17     ENTRY DATE...........................................................6
         ----------
1.18     ERISA................................................................6
         -----
1.19     FROZEN ACCRUED BENEFIT ..............................................6
         -----------------------
1.20     HIGHLY COMPENSATED EMPLOYEE..........................................7
         ---------------------------
1.21     HOUR OF SERVICE......................................................8
         ---------------
1.22     LIMITATION YEAR......................................................8
         ---------------
1.23     NON-HIGHLY COMPENSATED EMPLOYEE......................................8
         -------------------------------
1.24     NORMAL RETIREMENT AGE................................................9
         ---------------------
1.25     NORMAL RETIREMENT DATE...............................................9
         ----------------------
1.26     PARTICIPANT..........................................................9
         -----------
1.27     PLAN.................................................................9
         ----
1.28     TRUST................................................................9
         -----
1.29     TRUST FUND...........................................................9
         ----------
1.30     TRUSTEE..............................................................9
         -------
1.31     YEAR OF SERVICE......................................................9
         ---------------

                                    ARTICLE 2
                          ELIGIBILITY FOR PARTICIPATION

2.1      INITIAL ELIGIBILITY.................................................12
         -------------------
2.2      SUBSEQUENT ELIGIBILITY..............................................12
         ----------------------
2.3      REHIRED PARTICIPANTS................................................12
         --------------------

                                    ARTICLE 3
                               RETIREMENT BENEFITS

3.1      NORMAL RETIREMENT BENEFITS..........................................12
         --------------------------
3.2      LATE RETIREMENT BENEFITS............................................13
         ------------------------
3.3      EARLY RETIREMENT BENEFITS...........................................13
         -------------------------
3.4      FORMS OF BENEFITS...................................................14
         -----------------
3.5      PAYMENTS TO MINORS AND INCOMPETENTS.................................15
         -----------------------------------
3.6      DISABILITY BENEFITS.................................................15
         -------------------
3.7      CASH-OUT BY ADMINISTRATOR...........................................15
         -------------------------
3.8      MAXIMUM LIMITATION ON BENEFITS......................................16
         ------------------------------
3.9      STANDARD BENEFIT PROVISIONS.........................................16
         ---------------------------
3.10     DISTRIBUTION REQUIREMENTS...........................................20
         -------------------------
3.11     DIRECT ROLLOVERS....................................................21
         ----------------
3.12     MILITARY SERVICE BENEFITS...........................................22
         -------------------------

                                    ARTICLE 4
                                 DEATH BENEFITS

4.1      DEATH AFTER RETIREMENT BUT BEFORE BENEFITS BEGIN....................22
         ------------------------------------------------
4.2      DEATH AFTER BENEFITS BEGIN..........................................22
         --------------------------

                                    ARTICLE 5
                            TERMINATION OF EMPLOYMENT

5.1      DEFERRED PENSION BENEFITS...........................................22
         -------------------------
5.2      EARLY DEFERRED PENSION BENEFITS.....................................22
         -------------------------------

                                    ARTICLE 6
                                  CONTRIBUTIONS

6.1      EMPLOYER CONTRIBUTIONS..............................................23
         ----------------------
6.2      EMPLOYER'S RIGHT TO SUSPEND OR REDUCE CONTRIBUTIONS.................23
         ---------------------------------------------------
6.3      DEDUCTIBILITY OF CONTRIBUTIONS......................................23
         ------------------------------

                                    ARTICLE 7
                            AMENDMENT AND TERMINATION

7.1      EMPLOYER'S RIGHT TO AMEND...........................................23
         -------------------------
7.2      AMENDMENT PROCEDURE.................................................24
         -------------------
7.3      TERMINATION OF THE PLAN.............................................24
         -----------------------
7.4      TERMINATION PROCEDURE...............................................25
         ---------------------
7.5      RELEASE AND DISCHARGE OF ADMINISTRATOR..............................25
         --------------------------------------

                                    ARTICLE 8
                                 ADMINISTRATION

8.1      ADMINISTRATION......................................................25
         --------------

                                    ARTICLE 9
                                THE ADMINISTRATOR

9.1      MEMBERS.............................................................26
         -------
9.2      PROCEDURE...........................................................26
         ---------
9.3      POWERS AND RESPONSIBILITIES.........................................26
         ---------------------------
9.4      CERTIFICATIONS AND INVESTIGATIONS...................................27
         ---------------------------------
9.5      CLAIMS PROCEDURE....................................................27
         ----------------
9.6      ADVICE..............................................................28
         ------
9.7      DELEGATION..........................................................28
         ----------
9.8      LIABILITY; INDEMNIFICATION..........................................29
         --------------------------
9.9      INSURANCE...........................................................29
         ---------
9.10     BONDING.............................................................29
         -------
9.11     COMPENSATION........................................................30
         ------------
9.12     PLAN RECORDS........................................................30
         ------------
9.13     INSTRUCTIONS TO TRUSTEES............................................30
         ------------------------
9.14     INVESTMENT MANAGERS.................................................30
         -------------------

                                   ARTICLE 10
                                TRUST AND TRUSTEE

10.1     TRUST FUND..........................................................30
         ----------
10.2     TRUSTEE CONTROL.....................................................30
         ---------------

                                   ARTICLE 11
                           MERGERS AND CONSOLIDATIONS

11.1     MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF THE
         EMPLOYER............................................................31
         --------
11.2     MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF THE PLAN
         -------------------------------------------------------
          ...................................................................31

                                   ARTICLE 12
                      PROVISIONS TO PREVENT DISCRIMINATION

12.1     NOSS.401(A) DISCRIMINATION..........................................31
         --------------------------
12.2     UNIFORM TREATMENT...................................................31
         -----------------

                                   ARTICLE 13
                              TOP HEAVY PROVISIONS

13.1     TOP HEAVY REQUIREMENTS..............................................31
         ----------------------
13.2     TOP HEAVY PLAN DEFINITIONS..........................................33
         --------------------------

                                   ARTICLE 14
                                  MISCELLANEOUS

14.1     NO RIGHT TO EMPLOYMENT..............................................36
         ----------------------
14.2     HEADINGS; CONSTRUCTION..............................................36
         ----------------------
14.3     COUNTERPARTS........................................................36
         ------------
14.4     GOVERNING LAW.......................................................36
         -------------
14.5     RULES AND REGULATIONS...............................................36
         ---------------------
14.6     LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN......................36
         ----------------------------------------------
14.7     NO ASSIGNMENT OF BENEFITS...........................................37
         -------------------------
14.8     EXCLUSIVE BENEFIT...................................................37
         -----------------
14.9     BENEFITS FOR RESTRICTED PARTICIPANTS................................38
         ------------------------------------
14.10    STATUTE OF LIMITATIONS..............................................41
         ----------------------

EXHIBIT A....................................................................42

                             DEL LABORATORIES, INC.
                             EMPLOYEES PENSION PLAN

                            AMENDMENT AND RESTATEMENT
                         EFFECTIVE AS OF JANUARY 1, 1997
              (with certain other effective dates as noted herein)

         This amended and restated plan, the Del Laboratories, Inc. Employees Pension Plan (the "Plan"), is adopted, generally effective as of January 1, 1997, by Del Laboratories, Inc. (the "Plan Sponsor"). This amended and restated Plan is designed to afford eligible employees an opportunity to increase their security at retirement through participation in a pension plan during their periods of active employment while this Plan remains in effect.

         Accordingly, the Plan Sponsor wishes to adopt this amended and restated Plan, generally effective as of January 1, 1997, subject, however, to such amendments as may be required by the Internal Revenue Service in order that the Plan may qualify as a tax-qualified defined benefit pension plan and conditioned on such qualification.

         Except as is otherwise provided in the Plan or by applicable law, the terms of the Plan, as amended and restated, shall apply only with respect to Plan Years (or other applicable twelve (12) month periods, as the case may be) commencing on or after January 1, 1997. Except as is otherwise provided in the Plan or by applicable law, the terms of the Plan, as amended and restated, shall apply only with respect to individuals who are employees of the Employer on or after January 1, 1997, and the rights, benefits and interests of any employee who died, retired or otherwise terminated his employment with the Employer prior to January 1, 1997 shall be determined under the provisions of the Plan as in effect on the date such former employee died, retired or otherwise terminated his employment with the Employer.

         Effective as of January 1, 2002, except as otherwise provided, this amendment and restatement of the Plan is intended to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amended and restated Plan is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder.

                                    ARTICLE 1
                                   DEFINITIONS

         The following terms, when used in this Plan, shall have the meanings set forth below, unless different meanings are clearly required by the context:

         1.1 ACCRUED BENEFIT means the normal monthly retirement benefit to which a Participant would be entitled at Normal Retirement Age, based on Average Monthly Compensation as of the date such Accrued Benefit is being determined as set forth in the formula in Section 3.1, multiplied by a fraction, the numerator of which is the number of Years of Service for benefit accrual purposes the Participant has completed as of the date of determination and the denominator of which is the number of Years of Service for benefit accrual purposes the Participant would have completed if the Participant remained in the employ of the Employer to Normal Retirement Date.

         Notwithstanding anything in the Plan to the contrary, the Accrued Benefit of any Participant with at least one (1) Hour of Service in the Plan Year beginning after December 31, 1988 shall be equal to the greater of (a) or
(b):

                  (a) the Participant's Accrued Benefit calculated above based on the normal retirement benefit formula provided in Section 3.1; or

                  (b) the sum of (i) the Participant's Frozen Accrued Benefit, and (ii) the Participant's Accrued Benefit calculated with respect to Years of Service for benefit accrual purposes beginning after December 31, 1988).

         Notwithstanding anything in the Plan to the contrary, the Accrued Benefit of any Participant with at least one (1) Hour of Service in the Plan Year beginning after December 31, 1994 shall be equal to the greater of (a) or
(b):

                  (a) the Participant's Accrued Benefit calculated above based on the normal retirement benefit formula provided in Section 3.1; or

                  (b) the sum of (i) the Participant's Frozen Accrued Benefit, and (ii) the Participant's Accrued Benefit calculated with respect to Years of Service for benefit accrual purposes beginning after December 31, 1994).

         Unless otherwise provided under the Plan, the Accrued Benefit under the Plan of any Employee whose current Accrued Benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1989, is based on Compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1989, that exceeded two hundred thousand dollars ($200,000) will be the greater of the Accrued Benefit determined for the Employee under (a) or (b) below:

                  (a) the Employee's Accrued Benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1989, as applied to the Employee's total Years of Service taken into account under the Plan for the purposes of benefit accruals, or

                  (b) the sum of:

                           (i) the Employee's Accrued Benefit as of the last day
of the last Plan Year beginning before January 1, 1989, frozen in accordance with Treasury Regulation ss. 1.401(a)(4)-13, and

                           (ii) the Employee's Accrued Benefit determined under
the benefit formula applicable for the Plan Year beginning on or after January 1, 1989, as applied to the Employee's Years of Service credited to the Employee for Plan Years beginning on or after January 1, 1989, for purposes of benefit accruals.

         Unless otherwise provided under the Plan, the Accrued Benefit under the Plan for any Employee whose current Accrued Benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on Compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded one hundred fifty thousand dollars ($150,000) will be the greater of the Accrued Benefit determined for the Employee under (a) or (b) below:

                  (a) the Employee's Accrued Benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's total Years of Service taken into account under the Plan for the purposes of benefit accruals, or

                  (b) the sum of:

                           (i) the Employee's Accrued Benefit as of the last day
of the last Plan Year beginning before January 1, 1994, frozen in accordance with Treasury Regulation ss. 1.401(a)(4)-13, and

                           (ii) the Employee's Accrued Benefit determined under
the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's Years of Service credited to the Employee for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

         Notwithstanding anything in the Plan to the contrary, for Plan Years beginning after December 31, 1989, if this is a Plan that would otherwise fail to meet the requirements of Code ss.401(a)(26), 410(b)(1) or 410(b)(2)(A)(i) because a sufficient number or percentage of Participants for a Plan Year have not accrued a benefit, then the following rules shall apply:

                  (a) The group of Participants eligible to accrue a benefit for the Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific Participants who shall become eligible under the terms of this paragraph shall be those who are actively employed on the last day of the Plan Year and, when compared to similarly situation Participants, have completed the greatest number of Hours of Service in the Plan Year.

                  (b) If after application of paragraph (a) above, the applicable test is still not satisfied, then the group of Participants eligible to accrue a benefit for the Plan Year shall be further expanded to include the minimum number of Participants who are not actively employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to accrue a benefit shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

                  (c) In the event a Participant who is not a member of the group of Participants eligible to accrue a benefit becomes a member of such group, such Participant shall receive an accrual for such year which bears the same ratio to a full accrual as the number of Hours of Service the Participant actually completes bears to one thousand (1,000). Such Participant's benefit for such partial year shall be based upon the Compensation that Participant would have earned if the Participant had completed one thousand (1,000) Hours of Service.

                  (d) Nothing in this Section shall permit the reduction of a Participant's Accrued Benefit. Therefore, any amounts that have previously been accrued by Participants may not be reduced. Any adjustment to Accrued Benefits pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

         1.2 ACTUARIAL EQUIVALENT OR EQUIVALENT ACTUARIAL VALUE means the dollar value of any benefit on a specified date, computed as provided on Exhibit A.

         1.3 ADMINISTRATOR (OR PLAN ADMINISTRATOR) means the Plan administrator provided for in Article 9 of this Plan.

         1.4 AFFILIATED COMPANY means any corporation, trade or business during any period in which it is, along with the Plan Sponsor, a member of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, as described in Code ss.414(b), 414(c), 414(m) or 414(o).

         1.5 ANNUITY STARTING DATE means the first day of the first period for which an amount is paid as an annuity, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

         1.6 AVERAGE MONTHLY COMPENSATION means the monthly Compensation of a Participant averaged over the five (5) consecutive Plan Years which produce the highest monthly average within the last ten (10) completed years of participation. If a Participant has less than five (5) consecutive Years of Service from his date of participation to his date of termination, the Participant's Average Monthly Compensation shall be based on his monthly Compensation during his months of service from date of employment to date of termination from service with the Employer. Compensation earned while in an ineligible employee class shall not be considered in determining Average Monthly Compensation.

         1.7 BENEFICIARY means, except as otherwise provided in Section 3.10, the person or persons designated by the Participant on his designation form as being entitled to receive the Participant's Accrued Benefit upon the Participant's death. If there is no designated Beneficiary, a Participant's Beneficiary shall be his surviving spouse, or if he has no surviving spouse, his estate.

         1.8 BOARD OF DIRECTORS means the board of directors of Del Laboratories, Inc.


         1.9 BREAK IN SERVICE means a Plan Year during which an Employee is not credited with more than five hundred (500) Hours of Service.

         1.10 CODE means the Internal Revenue Code of 1986 and the regulations promulgated thereunder, as amended from time to time.

         1.11 COMPENSATION means the amount of wages as defined in Code ss.3401(a) and all other payments of compensation by the Employer to the Participant (in the course of the Employer's trade or business) for a Plan Year for which the Employer is required to furnish the Participant a written statement under Code ss.ss.6041(d), 6051(a)(3) and 6052. Compensation must be determined without regard to any rules under Code ss.3401(a) that limit remuneration included in wages based on the nature or location of the employer or services performed. Compensation shall not include amounts reportable on Form W-2 as a result of the exercise of stock options or the forgiveness of loans, or other extraordinary remuneration provided by the Employer, but Compensation shall include "elective contributions" which are not includible in gross income under Code ss.125, 402(e)(3), 402(h)(1)(B), 403(b) or (as of January 1, 2001)
132(f)(4), plus deferrals under an eligible deferred compensation plan within the meaning of Code ss.457(b) and plus employer "pick-up" contributions (under governmental plans) within the meaning of Code ss.414(h)(2). Notwithstanding any other provision of this Plan, the Compensation of any Participant taken into account under the Plan for any year may not exceed the dollar limit under Code ss.401(a)(17). The Code ss.401(a)(17) dollar limit is ($200,000) for 2002. To the extent permitted under the Economic Growth and Tax Relief Reconciliation Act of 2001, in determining benefit accruals in Plan Years beginning after December 31, 2001, the $200,000 annual compensation limit described in the preceding sentence shall apply for determination periods beginning before January 1, 2002. This dollar limit shall be adjusted for cost-of-living increases in accordance with Code ss.401(a)(17)(B). For Plan Years beginning prior to January 1, 1997, in determining the Compensation of a Participant for purposes of this dollar limit, the rules in Code ss.414(q)(6) (applicable to five percent (5%) owners and the ten (10) most highly paid Highly Compensated Employees) shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the Plan Year.

         1.12 EARLY RETIREMENT DATE means the first day of any month that precedes the Participant's Normal Retirement Date and that coincides with or follows the Participant's (a) attainment of age fifty-five (55), and (b) completion of five (5) Years of Service for vesting purposes.

         1.13 EFFECTIVE DATE means January 1, 1997, the effective date of this amendment and restatement of the Plan. The initial effective date of the Plan was January 1, 1976.

         1.14 ELIGIBLE EMPLOYEE means each Employee of the Employer , except the term Eligible Employee shall not include any person or group of persons classified by the Employer as not eligible to participate in the Plan for the period during which the person is so classified by the Employer regardless of the later determination by a court or any regulatory agency of the status of such person or group of such persons. Furthermore, the following Employees shall be ineligible to participate under the Plan: (a) Employees whose employment is covered by a collective bargaining agreement if retirement benefits were the subject of good faith bargaining between the parties; and (b) nonresident aliens (within the meaning of Code ss.7701(b)(1)(B)) who receive no earned income from the Employer which constitutes income from sources within the United States.

         1.15 EMPLOYEE means a common law employee of the Employer or an Affiliated Company.

         1.16 EMPLOYER means the Plan Sponsor, and any Affiliated Company or other entity which, with the consent of its governing body and the Board of Directors, adopts this Plan for the benefit of its eligible Employees, and any successor or successors thereto.

         1.17 ENTRY DATE means the first day of the Plan Year coinciding with or next following the date the individual satisfies the Plan's eligibility requirements.

         1.18 ERISA means the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder, as amended from time to time.

         1.19 FROZEN ACCRUED BENEFIT means a Participant's accrued benefit under the Plan determined as of the latest "Fresh-Start Date" (as defined below) as if the Participant terminated employment with the Employer on that date and without regard to any amendment to the Plan adopted after that date, other than amendments recognized as effective as of or before that date under Code ss.401(b) or Regulation 1.401(a)(4)-11(g).

                  If, as of the latest Fresh-Start Date, the amount of a Participant's Frozen Accrued Benefit was limited by the application of Code ss.415, the Participant's Frozen Accrued Benefit will be increased for years after the latest Fresh-Start Date to the extent permitted under Code ss.415(d)(1). In addition, the Frozen Accrued Benefit of a Participant whose Frozen Accrued Benefit includes the top-heavy minimum benefits provided in
Section 13.1 will be increased to the extent necessary to comply with the average compensation requirement of Code ss.416(c)(1)(D)(i).

                  If: (a) the Plan's normal form of benefit in effect on the latest Fresh-Start Date is not the same as the normal form of benefit under the Plan after the latest Fresh-Start Date; and/or (b) the Normal Retirement Age for any Participant on that date was greater than the Normal Retirement Age for that Participant under the Plan after the latest Fresh-Start Date, the stated Frozen Accrued Benefit will be expressed as the actuarially equivalent benefit in the normal form under the Plan after the latest Fresh-Start Date, commencing at the Participant's Normal Retirement Age under the Plan in effect after the latest Fresh-Start Date.

                  For purposes of this Section, "Fresh-Start Date" means the last day of the Plan Year preceding a Plan Year for which any amendment of the Plan that directly or indirectly affects the amount of a Participant's benefit determined under the current benefit formula, is made effective.

         1.20 HIGHLY COMPENSATED EMPLOYEE. The term Highly Compensated Employee includes active Highly Compensated Employees and former Highly Compensated Employees, as described inss.414(q), which currently provides as follows:

                  An active Highly Compensated Employee includes any Employee who performs service for the Employer during the "determination year" and who
(i) was a five percent (5%) owner as defined in Code ss.416(i)(1) at any time during the "look-back year" or determination year or (ii) during the look-back year, received compensation (as defined below) from the Employer in excess of eighty thousand dollars ($80,000) (as adjusted pursuant to ss.415(d) of the Code).

                  For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve (12) month period immediately preceding the determination year.

                  A former Highly Compensated Employee includes any Employee who separated from service (or was deemed to have separated from service) prior to the determination year, performs no service for the Employer during the determination year, and was an active Highly Compensated Employee for either the separation year or any determination year ending on or after the Employee's fifty-fifth (55th) birthday.

                  The determination of who is a Highly Compensated Employee will be made in accordance with ss.414(q) of the Code.

                  In determining whether an individual is a Highly Compensated Employee, the term "compensation" means compensation using the definition selected by the Administrator which is permitted under Code ss.415(c)(3), which is received by the individual from the Employer during the determination year or from the Employer during the look-back year, as applicable, including (i) for Plan Years beginning prior to January 1, 1998, elective or salary reduction contributions to a cafeteria plan under ss.125 of the Code, a cash or deferred arrangement under ss.401(k) of the Code, or a simplified employee pension under ss.402(h) of the Code, or a tax-sheltered annuity under ss.403(b) of the Code and (ii) for Plan Years beginning after December 31, 1997, elective salary reduction contributions to a cafeteria plan under ss.125 of the Code, a cash or deferred arrangement under ss.401(k) of the Code, a simplified employee pension under ss.408(k) of the Code, a simple plan under ss.408(q) of the Code, or a plan under ss.457 of the Code or (as of January 1, 2001) a qualified transportation fringe benefit plan under ss.132(f)(4) of the Code.

                  Notwithstanding the preceding, in determining whether an individual is a Highly Compensated Employee, the Employer may elect to apply the "alternative definition" to determine whether an Employee who separated from service before January 1, 1987 is a former Highly Compensated Employee. The election, once made, cannot be changed without the consent of the Commissioner of the Internal Revenue Service. Under the alternative definition, a former Highly Compensated Employee includes any former Employee who separated from service with the Employer prior to January 1, 1987, and was described in any one or more of the following groups during either the Employee's separation year (as defined in Treasury Regulations under ss.414(q) of the Code) (or the year preceding such separation year) or any year ending on or after such Employee's fifty-fifth (55th) birthday (or the last year ending before such Employee's fifty-fifth

(55th) birthday): (i) the Employee was a five percent (5%) owner of the Employer at any time during the year; (ii) the Employee received compensation from the Employer in excess of fifty thousand dollars ($50,000) during the year. The determinations provided for in this alternative definition may be made on the basis of the calendar year, the Plan Year, or any other twelve (12) month period selected by the Employer and applied on a reasonable and consistent basis.

         1.21 HOUR OF SERVICE means each hour for which an Employee is directly or indirectly compensated by the Employer for the performance of duties for the Employer, or for reasons other than the performance of such duties (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, and each hour for which back pay is either awarded or granted to such Employee by the Employer, regardless of mitigation of damages. In computing and crediting Hours of Service for periods during which the Employee does not perform duties for the Employer, no more than five hundred one (501) Hours of Service shall be credited for any single continuous period of nonperformance of duties for the Employer, and the rules set forth in ss.ss.2530.200b-2(b) and (c) of Department of Labor Regulations shall apply, and those rules are incorporated herein by reference. Furthermore, an hour for which an employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws. Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. Solely for purposes of determining whether a Break in Service has occurred, an Employee who is absent for maternity or paternity reasons will receive credit for up to five hundred one (501) Hours of Service for the Hours of Service which would otherwise have been credited to the Employee had the Employee not been absent, or if those Hours of Service cannot be determined, eight (8) Hours of Service for each day of absence. The Hours of Service credited for a maternity or a paternity absence shall be credited in the year the absence begins if necessary to prevent a Break in Service for that year or, in any other case, in the immediately following year. An absence for maternity or paternity reasons means an absence (a) because of the individual's pregnancy, (b) because of the birth of the individual's child, (c) because of the individual's adoption of a child, or (d) for purposes of caring for the individual's child beginning immediately following the child's birth or placement with the individual. Furthermore, solely for the purpose of determining whether a Participant has incurred a Break in Service, Hours of Service shall be recognized for an "Authorized Leave of Absence" (defined as "an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service or any other reason").

         1.22 LIMITATION YEAR means, for purposes of the application of the provisions of Codess.415, the Plan Year.

         1.23 NON-HIGHLY COMPENSATED EMPLOYEE means an Employee who is not a Highly Compensated Employee.

         1.24 NORMAL RETIREMENT AGE means a Participant's sixty-fifth (65th) birthday. A Participant shall be fully vested in his Accrued Benefits upon attaining Normal Retirement Age.

         1.25 NORMAL RETIREMENT DATE means the first day of the month coinciding with or next following a Participant's attainment of Normal Retirement Age.

         1.26 PARTICIPANT means any Employee who participates in the Plan as provided in Article 2. A Participant shall continue to be a Participant as long as he is entitled to receive or is receiving a Plan benefit.

         1.27 PLAN means the Del Laboratories, Inc. Employees Pension Plan as set forth in this document and as amended from time to time.

         1.28 TRUST means the trust established under this Plan or under a separate trust agreement which forms a part of this Plan. If a separate trust agreement is adopted which forms a part of this Plan, the trust provisions contained within this document shall be inoperative and the provisions of the separate trust agreement shall control.

         1.29 TRUST FUND means the assets of the Trust.

         1.30 TRUSTEE means the trustee of the Trust serving as such from time to time.

         1.31 YEAR OF SERVICE

                  (a) FOR ELIGIBILITY PURPOSES. Each period commencing on the date the Employee first performs an Hours of Service and ending on the six (6) month anniversary thereof, provided, however, that service prior to the Employee's last Break in Service shall be excluded, subject to the provisions set forth in (d), below.

                  (b) FOR BENEFIT ACCRUAL PURPOSES. A Plan Year during which an Employee is credited with one thousand (1,000) or more Hours of Service, subject to the provisions set forth in (d), below. Years of Service for benefit accrual purposes shall be limited to service performed on and after January 1, 1966.

                  (c) FOR VESTING PURPOSES. Each Plan Year in which the Employee is credited with at least one thousand (1,000) Hours of Service, provided, however, that Years of Service prior to the Employee's last Break in Service shall be excluded, subject to the provisions set forth in (d), below.

                  (d) OTHER RULES. In determining an Employee's Years of Service, the following rules shall apply:

                           (i) If an Employee is transferred to a class of
employment ineligible for participation in this Plan, but remains employed by the Employer, except as otherwise provided under the Plan or any Exhibit thereto, the Employee shall no longer accrue Years of Service for benefit accrual purposes under this Plan, but shall continue to earn Years of Service for vesting and eligibility purposes with respect to the benefit earned to the Employee's date of transfer.

                           (ii) If an Employee is transferred from an ineligible
class to an eligible class of employment for participation in this Plan, except as otherwise provided under the Plan or any Exhibit hereto, the Employee shall not receive Years of Service for any of the Employee's prior service (except with respect to any service rendered while a prior Participant of this Plan in accordance with the provisions of this Plan at that time) with the Employer for benefit accrual purposes under this Plan, but the Employee shall receive Years of Service credit (determined under the above rules) for the Employee's prior service with the Employer for vesting and eligibility purposes.

                           (iii) If an Employee incurs a Break in Service and
thereafter is reemployed, the Employee shall be credited with all Years of Service earned prior to the Employee's Break in Service if, when the Employee left employment, he had been eligible for a vested pension hereunder, or if the number of his consecutive one (1) year Breaks in Service was less than the greater of five (5) or his prior Years of Service.

                  If an Employee incurs a Break in Service, the Employee's Years of Service before the Break in Service will be taken into account only if the Employee subsequently becomes an Employee and completes one (1) Year of Service.

                           (iv) An Employee whose employment has been
interrupted by a Break in Service and who later is reemployed and receives credit for service under subparagraph (d)(iii) shall be deemed to be a Participant as of the date of the Employee's reemployment. An Employee who terminates employment and is rehired prior to incurring a Break in Service shall be deemed to be a Participant as of the date of the Employee's reemployment. For purposes of this subparagraph (c), a person's date of reemployment shall be the first date following the person's reemployment on which he first receives credit for an Hour of Service because of the performance of duties for the Employer.

                           (v) In all other cases, upon the reemployment of a
former Participant, the former Participant shall be regarded for all purposes as a new Employee and shall be eligible to participate after he meets the eligibility requirements of Article 2.

                           (vi) Notwithstanding the foregoing subparagraphs
(d)(iii), (d)(iv) and (d)(v), if a Participant who had terminated employment with a vested benefit is reemployed, and the Participant has received, is receiving or is eligible to receive benefits under the Plan when he is reemployed, the benefits (if any) to which the Participant was entitled under the Plan prior to such reemployment shall be suspended until the earlier of the Participant's (1) subsequent retirement, (2) termination of employment, (3) death, or (4) required distribution date determined under the Plan. Upon the subsequent commencement of benefit payments to the Participant following such suspension, the monthly amount of the Participant's benefit payable shall be determined by taking into account the Participant's reemployment; provided, however, that for benefit accrual purposes, any Years of Service for which the Participant has received a "cash-out distribution" shall be disregarded (unless the cash-out distribution is repaid as provided below) and any benefits payable with respect to the Participant's reemployment will be reduced or offset as and to the extent permitted by applicable law by any benefits previously paid to the Participant and/or by any actuarial adjustments provided hereunder due to the Participant's suspension of benefits; provided, however, that if the Participant receives the notice specified in Department of Labor Regulations ss.2530.203-3, no actuarial adjustment will be made due to the Participant's suspension of benefits. Notwithstanding the preceding, a Participant's benefits shall not be suspended during any month during which he is credited with less than forty (40) Hours of Service.

                           In the event of the retirement or the termination of
employment of such a Participant following such suspension, the monthly amount of the Participant's pension payable following such retirement or termination of employment shall be no less than the monthly benefits previously being provided under the form of benefit chosen by the Participant at his initial retirement. If a Participant dies during the period of such a suspension and prior to such a subsequent retirement or termination of employment, the Participant's Beneficiary shall be entitled to the benefit, if any, provided under the form of benefit chosen by the Participant at his initial retirement and to any other death benefit provided under the Plan.

                           (vii) Anything in this Plan to the contrary
notwithstanding, Years of Service for benefit accrual purposes shall not be granted for service for which the Participant had previously received a distribution of his entire benefit under the Plan.

                           (viii) If the Employer is a member of a controlled
group of employers, a group of entities under common control or an affiliated service group, within the meaning of Code ss.414(b), (c), (m) or (o), Years of Service for vesting and eligibility purposes (but not for benefit accrual purposes) shall be determined as if all members of the group were a single employer, excluding, however, employment during periods when the Employer was not a member of the controlled group, except as otherwise provided under the Plan or any Exhibit thereto.

                           (ix) Any Participant who has received a cash-out
distribution of his vested Plan benefit which was less than the Participant's total Accrued Benefit shall be entitled to make a repayment to the Plan to restore the Participant's benefit accrual Years of Service which otherwise would be disregarded, subject to the following:

                                    (A) All repayments must be made no later
than the earlier of the date that is five (5) years after the Participant's date of reemployment or the date that the Participant incurs a period of five (5) consecutive Breaks in Service commencing after the distribution;

                                    (B) The repayment must be made in cash; and

                                    (C) The amount of the repayment must equal
the full amount of the cash-out distribution plus interest through the date of repayment at the rate determined under Code ss.411(c)(2)(C).

                           (x) An Employee who is absent from service with the
Employer or an Affiliated Company solely by reason of military service under circumstances by which such Employee is afforded reemployment rights under any applicable Federal or State statute or regulation, such Employee shall be deemed not to have quit or have been absent from service with the Employer or an Affiliated Company if such Employee returns to service with the Employer or an Affiliated Company before the expiration of such reemployment rights; provided, however, in the event such Employee fails to return to service with the Employer or an Affiliated Company before the expiration of such reemployment rights, such Employee shall be deemed to have quit on the first day on which such Employee was first absent from service with the Employer or an Affiliated Company by reason of such military service.

                                    ARTICLE 2
                          ELIGIBILITY FOR PARTICIPATION

         2.1 INITIAL ELIGIBILITY. Each person who is an Eligible Employee on the Effective Date (and who is not in an ineligible employment classification as described in Section 1.13) will become, or continue as, a Participant in the Plan on the Effective Date.

         2.2 SUBSEQUENT ELIGIBILITY. Each Eligible Employee who first is credited with at least one (1) Year of Service for eligibility purposes after the Effective Date will become a Participant on the Entry Date coincident with or next following the date on which the Eligible Employee first is credited with at least one (1) Year of Service for eligibility purposes, provided the Employee is an Eligible Employee on the Entry Date.

         2.3 REHIRED PARTICIPANTS. A Participant whose employment with the Employer terminates and who is rehired will be eligible to participate in this Plan on the first day he is reemployed by the Employer; provided, however, that if the Employee's Years of Service are disregarded pursuant to Section 1.31, the Employee shall participate in this Plan only as provided in Section 2.2.

                                    ARTICLE 3
                               RETIREMENT BENEFITS

         3.1 NORMAL RETIREMENT BENEFITS. Subject to any limitations provided under the Plan, each Participant who is an Eligible Employee on his Normal Retirement Age shall be one hundred percent (100%) vested in his Plan benefit and shall be entitled to receive a monthly pension under this Plan, which shall commence at the later of the Participant's Normal Retirement Date or the first day of the month coincident with or next following the date of the Participant's actual retirement and continuing for the life of the Participant. The amount of the monthly pension will be based on the Participant's Frozen Accrued Benefit and a formula equal to thirty-six percent (36%) of the Participant's Average Monthly Compensation, (reduced by one-thirtieth (1/30th) for each Year of Service under Section 1.31(b) that the Participant's Years of Service under
Section 1.31(b) is less than thirty (30), computed to the nearest cent.

         3.2 LATE RETIREMENT BENEFITS. Subject to the requirements of Section 3.10, if a Participant continues employment with the Employer after the Participant's Normal Retirement Date, the Participant's retirement benefits under the Plan shall not commence until the first day of the month coincident with or next following the date of the Participant's actual retirement. Notwithstanding the preceding, a Participant's benefits shall not be deferred during any month during which the Participant is credited with less than forty
(40) Hours of Service.

                  If a Participant does not accrue at least one Hour of Service on or after the first day of the Plan Year beginning on or after January 1, 1988, and the Participant retires after his Normal Retirement Date, the retirement benefit provided for the Participant at the date of his actual retirement will equal the retirement benefit to which the Participant was entitled at his Normal Retirement Date; provided, however, that if the Participant does not receive the notice specified in Department of Labor regulations ss.2530.203-3, the Participant's late retirement benefit will be increased to the Actuarial Equivalent Value of the Participant's Accrued Benefit as of his Normal Retirement Date, to reflect the later commencement of payment.

                  If a Participant accrues at least one Hour of Service on or after the first day of the Plan Year beginning on or after January 1, 1988, and the Participant retires after his Normal Retirement Date, the retirement benefit provided for the Participant at his actual retirement will equal the greater of
(a) the Participant's retirement benefit at his actual retirement taking into account service and compensation after his Normal Retirement Date, or (b) the retirement benefit to which the Participant was entitled at his Normal Retirement Date, increased to the Actuarial Equivalent Value of the Participant's Accrued Benefit as of his Normal Retirement Date, to reflect the later commencement of payment and the Participant's attained age at the time of actual retirement; provided, however, that if the Participant receives the notice specified in Department of Labor regulations ss.2530.203-3, the Participant's late retirement benefit will be the amount determined in (a), and the amount determined by the actuarial increase in (b) will be disregarded. Notwithstanding the preceding, effective for Plan Years beginning on or after January 1, 1988 (or such later date required by applicable law), any benefit that accrues after the later of a Participant's Normal Retirement Date will be offset (but not below zero) by the Actuarial Equivalent of any distributions made to the Participant after the Participant's Normal Retirement Date.

         3.3 EARLY RETIREMENT BENEFITS. If a Participant shall, for any reason except death, retire on or after his Early Retirement Date and before his Normal Retirement Date, the Participant's retirement shall be considered as Early Retirement. Subject to the requirements of Section 3.10, such Participant may elect to receive an Early Retirement benefit (payable in accordance with the provisions of Section 3.4 which shall commence on the Participant's Normal Retirement Date or, at the election of the Participant, may commence on the first day of any month following his Early Retirement Date and on or before his Normal Retirement Date (such commencement date to be determined by the Participant by notice to the Committee in accordance with the rules adopted by the Committee). If a Participant's Early Retirement benefit commences prior to the Participant's Normal Retirement Date, such benefit shall be the greater of
(a) the pension benefit as computed in Section 3.1 reduced by one-fifteenth (1/15th) for each of the first five (5) years and one-thirtieth (1/30th) for each of the next five (5) years and reduced actuarially for each additional year by which the commencement date precedes the vested terminated Participant's Normal Retirement Date, or (b) the Actuarial Equivalent of the Participant's Accrued Benefit if such benefit is distributed in a form other than a nondecreasing life annuity payable for period not less than the life of the Participant.

         3.4      FORMS OF BENEFITS.

                  (a) NORMAL FORM OF BENEFIT. Subject to the requirements of
Section 3.7 and Section 3.9, a Participant's monthly pension benefit, as computed in Section 3.1 above, shall be paid for the Participant's lifetime. Upon the Participant's death, all payments shall cease.

                  (b) ACTUARIAL EQUIVALENT VALUE OPTIONS. Subject to the requirements of Section 3.9, in lieu of receiving the monthly pension benefit provided in Section 3.4(a) above, a Participant may elect (as provided in (c), below) to receive his pension benefit payable in accordance with one of the following options, which options are of Actuarial Equivalent Value to the benefit to which the Participant was entitled under Section 3.4(a). The options available to a Participant are:

                           (i) A lump sum (this option is unavailable with
respect to lump sum payments greater than or equal to $20,000 and must be offered no sooner than November of the year following termination of employment unless the Participant is eligible for Normal, Early or Late retirement);

                           (ii) A life annuity with ten (10) years certain (a
life annuity with ten (10) year certain is defined as a reduced monthly pension payable to, and during the lifetime of the retired Participant with the provision that, after the Participant's death, a pension of 100% of his reduced pension shall then be paid, during the remainder of ten (10) years, to the Participant's Beneficiary); and

                           (iii) A Joint and 50%, 662/3% or 100% Survivor Spouse
Annuity (as defined below);

                  (c) ELECTION OF OPTIONS. An election of an optional benefit form under Section 3.4(b) above must be in writing (on a form provided by the Administrator) filed with the Administrator prior to the commencement of retirement benefit payments. If no election is made, then the normal form of benefit in Section 3.4(a) or the form of benefit specified in Section 3.9, as applicable, will be deemed to have been elected by the Participant. Once an election of an optional benefit form has been made and filed with the Administrator or has been deemed to have been made, and unless it is rescinded or changed before the commencement of benefit payments or before the purchase of an annuity that will pay the Participant's benefits, it cannot be rescinded or changed by the Participant.

         3.5 PAYMENTS TO MINORS AND INCOMPETENTS. If the Administrator shall receive evidence satisfactory to it (a) that a Participant or Beneficiary entitled to receive any benefit under this Plan is, at the time when such benefit becomes payable, a minor, or is physically or mentally incompetent to receive such benefit and to give a valid release therefor, (b) that another person or an institution is then maintaining or has custody of such Participant or Beneficiary, and (c) that no guardian, committee or other representative of the estate of such Participant or Beneficiary has been duly appointed, the Administrator may authorize the Trustee to make payment of the benefit otherwise payable to such Participant or Beneficiary to such other person or institution, including a custodian under a Uniform Gifts to Minors Act or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release given by such other person or institution shall be a valid and complete discharge for the payment of such benefit.

         3.6 DISABILITY BENEFITS. Subject to the requirements of Section 3.9, if a Participant incurs, before his retirement or separation from service, a disability and such condition continues for a period of six (6) consecutive months and by reason thereof such Participant's status or an Employee ceases, the Participant shall be entitled to receive the Actuarial Equivalent of his Accrued Benefit as though he had retired, determined as of the December 31st subsequent to the Participant's termination of employment due to disability and commencing on or as soon as practicable following such December 31st. Subject to the requirements of Section 3.11, if a Participant incurs, after his separation from service, a disability, the Participant shall be entitled to receive the Actuarial Equivalent of his vested Accrued Benefit as though the Participant had retired.

                  A Participant shall be considered disabled if he establishes to the satisfaction of the Administrator that he is unable to engage in any substantial gainful activity because of a medically determinable physical or mental impairment which can be expected to result in death or to be of a long and indefinite duration and which constitutes total disability for purposes of Social Security benefits. Evidence of disability shall include the certificate of a competent licensed physician selected by the Participant and approved by the Administrator which confirms that the Participant is disabled as defined herein.

         3.7 CASH-OUT BY ADMINISTRATOR. Notwithstanding any other provision of the Plan to the contrary, if, upon termination of employment, the Actuarial Equivalent Value of the vested Accrued Benefit of a Participant equals or is less than three thousand five hundred dollars ($3,500) (five thousand dollars ($5,000) for Plan Years beginning on or after January 1, 2000), such Participant's vested Accrued Benefit will be distributed in a lump sum as soon as practicable following his termination of employment. For purposes of this determination, if at the time of any distribution the Equivalent Actuarial Value of the vested Accrued Benefit of the Participant exceeds three thousand five hundred dollars ($3,500) (five thousand dollars ($5,000) for Plan Years beginning on or after January 1, 2000), then the Equivalent Actuarial Value of the vested Accrued Benefit of the Participant at any subsequent time shall be deemed to exceed three thousand five hundred dollars ($3,500) (five thousand dollars ($5,000) for Plan Years beginning on or after January 1, 2000). Notwithstanding the preceding sentence, the "look-back" rule of the cash-out threshold (as described in the preceding sentence) shall have no effect with respect to distributions made on or after October 17, 2000 to employees who are not, as of October 17, 2000, in pay-status. Such payment shall represent the full and final payment from the Plan and shall completely discharge the Plan's obligation to pay such benefit. Any Participant who is zero percent (0%) vested upon termination of employment will be deemed to have received a cash-out distribution upon his termination of employment, provided, however, that if such Participant is reemployed by the Employer before incurring five (5) consecutive Breaks in Service, the Participant will be deemed to have repaid the deemed distribution.

         3.8 MAXIMUM LIMITATION ON BENEFITS. In no event shall any benefit be payable from this Plan if such benefit would cause the Plan or any other plan maintained by the Employer to violate the limitations of ss.415 of the Code and the regulations thereunder. For limitation years commencing before January 1, 2000, if the combined fraction of ss.415(e) of the Code applicable to the Plan would exceed 1.0, the Participant's benefit hereunder shall be reduced to the extent necessary to reduce such fraction to 1.0, any such reduction being made in accordance with ss.415 of the Code and the regulations thereunder.

         3.9      STANDARD BENEFIT PROVISIONS.

                  (a) EFFECT OF SECTION. This Section shall take precedence over any conflicting provision in this Plan and, except as specifically provided herein, shall apply only in the case of Participants who are credited with at least one (1) Hour of Service with the Employer on or after August 23, 1984.

                  (b)      JOINT AND 50% SURVIVOR SPOUSE ANNUITY.

                           (i) Unless a vested Participant who retires under the
Plan makes a qualified election (as defined below) of a different form of benefit within the qualified election period (as defined below), such a Participant's retirement allowance will be paid in the form of a Joint and 50% Survivor Spouse Annuity. However, the Participant may elect to receive a smaller annuity benefit with a continuation of payments to his spouse at a rate of sixty-six and two- thirds percent (662/3%) or one hundred percent (100%) of the rate payable to a Participant during his lifetime, which alternative joint and survivor spouse annuity shall be Actuarial Equivalent of the Joint and 50% Survivor Spouse Annuity.

                           (ii) Notwithstanding the foregoing, if the Actuarial
Equivalent Value of the Joint and 50% Survivor Spouse Annuity to which a Participant becomes entitled hereunder is three thousand five hundred dollars ($3,500) (five thousand dollars ($5,000) for Plan Years beginning on or after January 1, 2001) or less, the Employer shall, at any time prior to the Annuity Starting Date (or at any time thereafter, if consented to, in writing, within ninety (90) days prior to the proposed lump sum payment, by the Participant and the Participant's spouse, or the survivor of them), direct the Trustee to pay to the Participant or to the Participant's spouse, as applicable, in lieu of the Joint and 50% Survivor Spouse Annuity, the principal sum that amounts to the Actuarial Equivalent of such benefit as of the date of payment, and, if such payment is made, it will fully discharge the Plan's obligations to the Participant and the Participant's spouse.

                  (c)      QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.

                           (i) If a vested Participant who is married dies after
the earliest retirement age (as defined below) but before his Annuity Starting Date, the Participant's surviving spouse will receive the same benefit that would have been payable if the Participant had retired with an immediate Joint and 50% Survivor Spouse Annuity on the day before his death.

                           (ii) If a vested Participant who is married dies on
or before the earliest retirement age, but before his Annuity Starting Date, the Participant's surviving spouse will receive the same benefit that would have been payable if the Participant had:

                                    (A) separated from service on the date of
death (except that if the Participant separated from service prior to his date of death, the date of separation from service will be used in this calculation),

                                    (B) survived to his earliest retirement age
(or such later date elected by the surviving spouse as the benefit commencement date as provided in (iii) below),

                                    (C) begun to receive an immediate Joint and
50% Survivor Spouse Annuity at his earliest retirement age (or such later date elected by the surviving spouse as the benefit commencement date), and

                                    (D) died on the day after benefits began.

                           (iii) For purposes of the foregoing, a surviving
spouse will begin to receive payments at the Participant's earliest retirement age unless the surviving spouse elects to begin payments at a later date which is no later than the date that would have been the Participant's Normal Retirement Date or any later date as is permitted under Code ss.401(a)(9) and the regulations issued thereunder. If a Participant covered by (c)(i) or (ii) above dies after the Participant's Normal Retirement Date, the surviving spouse will begin to receive payments immediately and may not elect to begin payments at a later date.

                           (iv) Notwithstanding the foregoing, if the Actuarial
Equivalent Value of the Qualified Preretirement Survivor Annuity to which a surviving spouse becomes entitled hereunder is three thousand five hundred dollars ($3,500) (five thousand dollars ($5,000) for Plan Years beginning on or after January 1, 2000) or less, the Employer shall, at any time prior to the Annuity Starting Date (or at any time thereafter, if consented to, in writing, within ninety (90) days prior to the proposed lump sum payment, by the surviving spouse), direct the Trustee to pay to the spouse, in lieu of the Qualified Preretirement Survivor Annuity, the principal sum that amounts to the Actuarial Equivalent of such benefit as of the date of payment, and, if such payment is made, it will fully discharge the Plan's obligations to the spouse.

                  (d)      DEFINITIONS.

                           (i) EARLIEST RETIREMENT AGE: The earliest date on
which the Participant could elect to receive a retirement allowance under the Plan.

                           (ii) QUALIFIED ELECTION: A Participant's written
waiver of the Joint and Survivor Spouse Annuity and election to receive benefits in the Plan's normal form of benefit or in one of the optional forms permitted under the Plan. With respect to benefits not in pay status on January 1, 1985 (regardless of the general effective date of this Section and regardless of whether or not the Participant had elected a benefit form or any Beneficiary prior to that date), a Participant's spouse must consent in writing to the waiver (including consent to the Beneficiary or Beneficiaries who will receive benefits payable on the death of the Participant), and the spouse's consent must be notarized or witnessed by a Plan representative. The spouse's consent must acknowledge the effect of the waiver, election and consent and may be limited to consent to the specific form of benefit elected and to the payment of the benefit to the specific Beneficiary designated in the election. A Participant who has elected an alternate form of benefit and/or designation of Beneficiary with spousal consent may not change that alternate form of benefit and/or designation of Beneficiary without his spouse's consent, given in the manner specified above, unless the previous spousal consent (i) expressly permitted the Participant to make future designations of benefit forms and/or Beneficiaries without any requirement of further spousal consent and (ii) acknowledged and expressly relinquished the right to limit the consent to an election of a specific benefit and a designation of a specific Beneficiary. If a Participant establishes to the satisfaction of the Administrator that he is not married, that his spouse's written consent cannot be obtained because the spouse cannot be located, that the Participant is legally separated or the Participant has been abandoned (within the meaning of local law) and the Participant has a court order to such effect, or that such other circumstances exist as are specified under applicable Internal Revenue Service regulations, a waiver by the Participant alone will be a qualified election (unless a qualified domestic relations order as described in 414(p) of the Code provides otherwise). Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if the guardian is the Participant, may give consent. A Participant may revoke a previous waiver without the consent of his spouse at any time before benefits begin. A spouse may not revoke his written consent. A qualified election must be made within the qualified election period as defined below.

                           (iii) SPOUSE (SURVIVING SPOUSE): For purposes of
Section 3.9(b), the spouse or surviving spouse of a Participant provided that the Participant and the Participant's spouse are married to each other on the Annuity Starting Date, and further provided that a former spouse will be treated as a spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in ss.414(p) of the Code. For purposes of
Section 3.9(c), the spouse or surviving spouse of a Participant provided that the Participant and the Participant's spouse were married to each other on the date of the Participant's death, and further provided that a former spouse will be treated as a spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in ss.414(p) of the Code.

                           (iv) JOINT AND SURVIVOR SPOUSE ANNUITY. A reduced
retirement allowance commencing on Normal Retirement Date, or, with the consent of the Participant, commencing on the earliest retirement age, of Actuarially Equivalent value to the benefit payable under Section 3.4(a), payable during the retired Participant's life, with the provision that, after his death, a monthly benefit equal to one half (or sixty-six and two-thirds percent (662/3%) or one hundred (100%), as elected by the Participant) of the monthly benefit payable during the Participant's life shall be continued during the life of and paid to his surviving spouse, with payments ceasing with the retired Participant's death if his spouse does not survive the retired Participant. A Joint and Survivor Spouse Annuity for a single Participant is a monthly benefit payable to the Participant during his life with payments ceasing upon the Participant's death.

                           (v) QUALIFIED ELECTION PERIOD. The period which
begins on the date the Participant receives the notice required below and ends on the Annuity Starting Date (such election period shall be no more than ninety
(90) days and no less than thirty (30) days).

                           Notwithstanding the preceding, if the Plan provides
the notice required below after the Annuity Starting Date, the qualified election period shall not end before the thirtieth (30th) day after the date on which such notice is provided.

                  (e)      NOTICE REQUIREMENTS.

                           (i) Within ninety (90) days but not less than thirty
(30) days prior to the Annuity Starting Date, the Administrator shall provide to each Participant (other than Participants who receive an automatic cash-out distribution under Section 3.7) a written explanation of: (i) the terms and conditions of a Joint and Survivor Spouse Annuity; (ii) the Participant's right to waive the Joint and Survivor Spouse Annuity form of a benefit and the effect of such a waiver; (iii) the rights of a Participant's spouse under this Section; and (iv) the Participant's right to revoke a previous waiver of the Joint and Survivor Spouse Annuity and the effect of revoking such a waiver. Effective as of the first day of the Plan Year beginning on or after January 1, 1989, a Participant must be furnished a general description of the eligibility conditions and sufficient additional information to explain the relative values of the optional forms of benefit available under the Plan (e.g., the extent to which optional forms are subsidized relative to the normal form of benefit or the interest rates used to calculate the optional forms).

                           (ii) In the case of any distribution (other than an
automatic cash-out of three thousand five hundred dollars ($3,500) (five thousand dollars ($5,000) for Plan Years beginning on or after January 1, 2000) or less) which is to commence prior to the Participant's attainment of Normal Retirement Age, the Administrator shall notify the Participant of the Participant's right to defer the commencement of the distribution until the Participant's attainment of Normal Retirement Age.

                           (iii) Notwithstanding the foregoing, the
Participant's Annuity Starting Date may precede or may be fewer than thirty (30) days after the explanation described in this Section is provided if (A) the Participant is given notice of his right to a thirty (30) day period in which to consider whether to (1) waive the Joint and Survivor Spouse Annuity form of benefit and elect an optional form and (2) to the extent applicable, consent to the distribution, (B) the Participant affirmatively elects a distribution and a form of benefit and the spouse, if necessary, consents to the form of benefit elected, (C) the Participant is permitted to revoke his affirmative election at any time prior to his Annuity Starting Date or, if later, the expiration of a seven (7) day period beginning on the day after the explanation described in this Section is provided to the Participant, (D) the Annuity Starting Date is after the date the Administrator receives written notice of the Participant's intent to begin receiving benefits, and (E) distribution to the Participant does not commence before the expiration of the seven (7) day period described in (C) above.

         3.10     DISTRIBUTION REQUIREMENTS.

                  (a) GENERAL RULE. This Section is included in the Plan to comply with Code ss.401(a)(9) and the Regulations thereunder. To the extent that there is any conflict between the provisions of Code ss.401(a)(9) and any other provision in the Plan, the provisions of Code ss.401(a)(9), including Treasury Regulation ss.ss.1.401(a)(9)-1 through 1.401(a)(9)-8, will control.

                           With respect to distributions under the Plan made in
calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Code ss.401(a)(9) in accordance with the Regulations under Code ss.401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This application shall continue in effect until the end of the last calendar year beginning before the effective date of Final Regulations under Code ss.401(a)(9) or such other date specified in guidance published by the Internal Revenue Service, at which time the Final Regulations under Code ss.401(a)(9) shall control.

                  (b) COMMENCEMENT OF BENEFITS. The distribution of benefits to a Participant who continues employment with the Employer beyond the Participant's Normal Retirement Date must commence by the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2) (effective as of January 1, 2001, the later of the calendar year in which the Participant terminates employment with the Employer or the calendar year in which the Participant attains age seventy and one-half (70 1/2)). Notwithstanding the preceding, (i) if the Participant is a five percent (5%) owner of the Employer (as defined in Code ss.416(i)) with respect to the Plan Year in which the Participant attains age seventy and one-half (70 1/2), the required distribution commencement date is the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2) (even if the Participant's employment with the Employer has not yet terminated) and (ii) effective as of January 1, 2001, a Participant other than a five percent (5%) owner (as defined in Code ss.416(i)) who attains age seventy and one-half (70 1/2) but whose employment with the Employer has not yet terminated shall be permitted, but shall not be required, to elect to commence the receipt of distributions by the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

                  Participants whose distributions from the Plan were required to commence prior to January 1, 2001 because of attainment of age seventy and one-half (70 1/2) may elect to cease receiving distributions until otherwise required under the Plan, in which case the date on which distributions recommence shall be considered a new Annuity Starting Date.

                  In the case of a Participant other than a five percent (5%) owner (as defined in Code Section 416(i)) whose distributions commence or recommence later than the first day of April of the calendar year following the calendar year in which such Participant attains age seventy and one-half (70 1/2), such Participant's Accrued Benefit shall be adjusted actuarially (in accordance with Section 1.2) to take into account the period after age seventy and one-half (70 1/2) during which such Participant was not receiving any distributions hereunder.

                  (c)      DEATH DISTRIBUTION PROVISIONS

                           (i) DEATH AFTER DISTRIBUTION. If the Participant dies
after distribution of his interest has commenced, the remaining portion of such interest, if any, will be distributed pursuant to the form in which the Participant's interest was being paid prior to the Participant's death.

                           (ii) DEATH BEFORE DISTRIBUTION. If the Participant
dies before distribution of his interest commences, any benefits payable because of the Participant's death will be distributed pursuant to the provisions of
Section 3.9 and Article 4. If the Participant's spouse is not the beneficiary, the method of distribution must satisfy the incidental death benefit requirements specified in ss.401(a)(9)(G) of the Code.

         3.11 DIRECT ROLLOVERS. Notwithstanding any other provision of the Plan to the contrary, any Distributee who is to receive an Eligible Rollover Distribution may elect the direct trustee-to-trustee rollover of the distribution to an Eligible Retirement Plan. A direct rollover election must be made pursuant to the procedures established by the Plan Administrator and must specify the Eligible Retirement Plan to which the direct rollover is to be made. If the Distributee elects a direct rollover as permitted hereunder, the Plan Administrator shall make the rollover as elected. For purposes of this Section, the term "Eligible Rollover Distribution" has the meaning given such term in Code ss.401(a)(31)(C) and currently means any distribution on or after January 1, 1993 of all or any portion of the balance to the credit of the Distributee, except (i) any distribution that is one of a series of substantially equal periodic payments (not less frequent than annual) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten (10) years or more, (ii) any distribution to the extent such distribution is required under Code ss.401(a)(9), and (iii) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). For purposes of this Section, the term Eligible Retirement Plan has the meaning given such term in Code ss.401(a)(31)(D) and currently means (i) an individual retirement account described in Code ss.408(a), (ii) an individual retirement annuity described in Code ss.408(b) (other than an endowment contract), (iii) an annuity plan described in Code ss.403(a), and (iv) a qualified trust that is a defined contribution plan described in Code ss.401(a), the terms of which permit the acceptance of direct rollovers. However, in the case of an Eligible Rollover Distribution to a Participant's surviving spouse, an Eligible Retirement Plan is limited to the plans described in (i) and (ii) in the preceding sentence. For purposes of this Section, the term Distributee includes the Participant and the Participant's surviving spouse. In addition, Distributee includes the Participant's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Code ss.414(p), with respect to the payee's interest under the Plan.

         Effective for distributions made after December 31, 2001, an "Eligible Rollover Plan" shall also mean an annuity contract described in Code ss.403(b) and an eligible plan described in Code ss.457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of "Eligible Retirement Plan" shall also apply, effective for Plan Years following December 31, 2001, in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code ss.414(p). Also effective for Plan Years beginning after December 31, 2001, any amount that is distributed on account of hardship shall not be an "Eligible Rollover Distribution" and the distributee may not elect to have any portion of such a distribution paid directly to an "Eligible Retirement Plan".

         3.12 MILITARY SERVICE BENEFITS. Notwithstanding any provision of this Plan to the contrary, effective the later of the Effective Date or December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with ss.414(u) of the Code.

                                    ARTICLE 4
                                 DEATH BENEFITS

         4.1 DEATH AFTER RETIREMENT BUT BEFORE BENEFITS BEGIN. Except as provided in Section 3.9, no death benefits are payable on account of a Participant who dies before the payments of his benefits under the Plan begin.

         4.2 DEATH AFTER BENEFITS BEGIN. The death benefits of a Participant who dies after his benefits under the Plan begin are those specified, if any, under the form in which the Participant's benefits were being paid.

                                    ARTICLE 5
                            TERMINATION OF EMPLOYMENT

         5.1 DEFERRED PENSION BENEFITS. If the employment of a Participant with five (5) or more Years of Service for vesting purposes terminates for any reason other than the Participant's Normal Retirement, Early Retirement, disability or death, the Participant shall be entitled to receive a deferred pension benefit commencing at the Participant's Normal Retirement Date and equal to the amount of pension benefit the Participant is entitled to receive in accordance with
Section 3.1.

         5.2 EARLY DEFERRED PENSION BENEFITS. In lieu of a deferred vested pension benefit beginning at Normal Retirement Date, a terminated Participant who has at least five (5) Years of Service for vesting purposes may elect to have his benefit commence on the first day of any month following the Participant's fifty-fifth (55th) birthday (such commencement date to be determined by the Participant by notice to the Administrator in accordance with rules adopted by the Administrator). If such benefit commences prior to the Participant's Normal Retirement Date, the benefit shall be the greater of (a) the pension benefit as computed in Section 3.1 reduced by one-fifteenth (1/15th) for each of the first five (5) years and one-thirtieth (1/30th) for each of the next five (5) years and reduced actuarially for each additional year by which the commencement date precedes the vested terminated Participant's Normal Retirement Date, or (b) the Actuarial Equivalent of the Participant's Accrued Benefit if such benefit is distributed in a form other than a nondecreasing life annuity payable for a period not less than the life of the Participant.

                                    ARTICLE 6
                                  CONTRIBUTIONS

         6.1 EMPLOYER CONTRIBUTIONS. The Employer shall make all necessary contributions to meet the minimum funding requirements. No contributions toward the cost of such benefits shall be required of any of the Participants. The Employer's contributions shall be payable at such intervals and in such amounts as may be determined by the actuaries for the Plan.

         6.2 EMPLOYER'S RIGHT TO SUSPEND OR REDUCE CONTRIBUTIONS. It is the intention of the Employer to continue the Plan and make regular contributions to the Fund, but the Employer reserves the right to suspend or reduce contributions to the Plan.

         6.3 DEDUCTIBILITY OF CONTRIBUTIONS. Employer contributions for a Plan Year shall not exceed an amount which, when combined with all other contributions under the Plan for the Plan Year, equals the maximum contribution which would be deductible by the Employer under Code ss.404 (including carryovers) for the applicable fiscal year of the Employer.

                                    ARTICLE 7
                            AMENDMENT AND TERMINATION

         7.1 EMPLOYER'S RIGHT TO AMEND. The Plan Sponsor shall have the right to amend this Plan in any and all respects at any time and from time to time, including the right to reduce or suspend contributions; provided, however:

                  (a) that no amendment shall increase the duties or liabilities of the Administrator or the Trustee without its consent;

                  (b) that no amendment shall deprive any Participant of any benefit protected under Codess.411(d)(6), except as permitted under Codess.411(d)(6);

                  (c) that no amendment shall provide for the use of the Trust Fund other than for the benefit of Participants and Beneficiaries, except as provided in Section 7.3; and

                  (d) that no amendment shall deprive any Participant of any vested interest in his Accrued Benefit. If the Plan's vesting schedule is amended, any Participant having not less than three (3) Years of Service shall be permitted to elect, in writing, to the Administrator, to have his Vested Percentage computed under the Plan without regard to such amendment, provided such Participant's Vested Percentage at some point under the amended schedule may be less than such Participant's Vested Percentage at some point under the prior vesting schedule.

                           The period during which the vesting schedule election
must be made by the Participant shall begin no later than the date the Plan amendment is adopted and end no later than the latest of the following dates:

                           (i) The date which is sixty (60) days after the day
the amendment is adopted;

                           (ii) The date which is sixty (60) days after the day
the amendment becomes effective;

                           (iii) The date which is sixty (60) days after the day
the Participant is issued written notice of the amendment by the Employer or Administrator.

         7.2 AMENDMENT PROCEDURE. An amendment made under this Article shall be valid only if it is approved by the Board of Directors at a duly called meeting at which a quorum thereof is present or by written consent of the members of the Board of Directors executed in accordance with applicable State law.

         7.3      TERMINATION OF THE PLAN.

                  (a) The Plan Sponsor reserves the right to terminate all or any portion of the Plan or to terminate or limit the participation of any Employer in the Plan at any time. Such termination shall be by a resolution of the Board of Directors, and a copy of this resolution shall be delivered to the Trustee and to the Administrator.

                  (b) In the event of a termination or partial termination, as determined under applicable Internal Revenue Service regulations and rulings, of the Plan, all affected Participants on the date of the termination or partial termination, to the extent required by law, shall have a nonforfeitable right to benefits under this Plan accrued on the date of the termination or partial termination to the extent the same are funded as of such date.

                  (c) Upon termination or partial termination of the Plan as described above, the Administrator, to the extent necessary, shall make provision for any expenses of the Plan and the Administrator shall allocate the assets of the Fund, as appropriate. Upon such allocation of assets, the Administrator shall have the authority to direct the liquidation and distribution of the Fund.

                  (d) The allocation of Plan assets upon Plan termination will be in the manner provided in ss.4044 of ERISA. If, after following the order of allocations in ss.4044 of ERISA, there are any Plan assets remaining, then such amount shall be returned to the Employer.

         7.4 TERMINATION PROCEDURE. A termination or discontinuance made under this Article shall be valid only if it is approved by the Board of Directors at a duly called meeting at which a quorum thereof is present or by written consent of the members of the Board of Directors executed in accordance with applicable State law.

         7.5 RELEASE AND DISCHARGE OF ADMINISTRATOR. Notwithstanding the above, in case the Plan is terminated in whole or in part as authorized by ss.4041 (or by the Pension Benefit Guaranty Corporation pursuant to ss.4042) of ERISA (or corresponding provisions of any subsequent applicable law in effect at the time), the Administrator (or the trustee appointed upon the application of the Pension Benefit Guaranty Corporation), to the extent permitted under applicable law, shall distribute the assets in the Fund. To the extent permitted by ERISA, when the assets in the Fund shall have been so applied or distributed and the accounts of the Fund shall have been so settled, the Administrator shall be released and discharged from all further accountability or liability respecting the Plan and the Fund (or that part of the Fund so applied or distributed if the Plan is terminated only in part) and shall not be responsible in any way for the further disposition of the Fund (or that part of the Fund so applied or distributed, if the Plan is terminated only in part) or any part thereof so applied or distributed.

                                    ARTICLE 8
                                 ADMINISTRATION

         8.1 ADMINISTRATION. The administration of this Plan shall be the responsibility of the following named fiduciaries, who are designated as such for purposes of ERISA:

                  (a) The Trustee with respect to the management, control and investment of the Trust (except to the extent the Trustee is subject to the direction of the Administrator or an investment manager) and the payment of benefits to Participants and their Beneficiaries;

                  (b) The Administrator or other person or persons designated by the Administrator for purposes of determining appeals with respect to denied claims for benefits; and

                  (c) The Administrator with respect to controlling and managing the administration and operation of the Plan as hereinafter set forth. The Administrator may, through a written instrument, designate other persons to carry out some or all of its fiduciary responsibility.

                  The authority of each named fiduciary in its designated area of responsibility as aforesaid shall be exclusive, and no named fiduciary shall have either authority or responsibility to exercise any discretion or control other than as specifically delegated to the named fiduciary hereunder. Any person or group of persons or entity may serve in more than one fiduciary capacity with respect to the Plan.

                                    ARTICLE 9
                                THE ADMINISTRATOR

         9.1 MEMBERS. The Administrator shall be designated by the Plan Sponsor and may be the Employer or a committee of one or more individuals (which individuals may, but need not, be Participants in the Plan).

         9.2      PROCEDURE.

                  (a) The Administrator may elect from among its membership, by a majority vote for each, a chairperson and a secretary and such other officers as the Administrator may deem expedient. The Administrator shall meet as often as its chairperson deems necessary to carry out its functions. Any other two (2) members of the Administrator may call a meeting at any time by giving due notice thereof to the chairperson and the other Administrator members.

                  (b) Action by the Administrator on any matter of substance or on any matter that requires the exercise of discretion by the Administrator shall be taken at a meeting of the Administrator by a majority vote or by unanimous written consent without a meeting. Action on purely administrative matters may be taken by any member designated by a majority of the entire Administrator to act upon such administrative matter. However, no member of the Administrator who is a Participant shall vote or act on any question concerning only his rights or his beneficiaries' rights under the Plan.

         9.3 POWERS AND RESPONSIBILITIES. The Administrator shall have the following powers and responsibilities:

                  (a) Construing the Plan, and remedying any ambiguities, inconsistencies or omissions.

                  (b) Determining all questions relative to the eligibility of Employees to be Participants and the benefits of Participants or Beneficiaries.

                  (c) Establishing reasonable rules for the administration of the Plan.

                  (d) Maintaining appropriate records relating to Participants and their Beneficiaries.

                  (e) Communicating the funding policy to the Trustee and to any investment managers whose duties are to determine the investment policy of the Fund.

                  (f) Preparing and filing such reports and returns with respect to the Plan as are required by law.

                  (g) Appointing such investment managers with respect to all or any designated part of the Fund as it shall deem appropriate.

                  (h) Performing other duties necessary for the administration of this Plan which appear to the Administrator to be necessary or appropriate in order properly to administer and operate the Plan.

                  The Administrator shall discharge its duties for the exclusive purpose of providing benefits hereunder and defraying the reasonable expenses of operating the Plan and with the skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                  In carrying out its duties herein, the Administrator shall have discretionary authority to exercise all powers and to make all determinations, consistent with the terms of the Plan, in all matters entrusted to it, and its determinations shall be given deference and shall be final and binding on all interested parties.

         9.4      CERTIFICATIONS AND INVESTIGATIONS.

                  (a) Whenever in the administration of the Plan a certification by the Employer is required to be given to the Administrator, or if the Administrator shall deem it necessary that a matter be proved by certification of the Employer prior to taking or omitting any action hereunder, such certification shall be duly made, and the matter shall be deemed proved, by an instrument delivered to the Administrator, signed in the name of the Employer by its duly authorized representative. The Administrator shall be empowered to act, and shall be protected in acting, upon such instrument. Further, the Administrator shall be empowered to act, and shall be protected in acting, upon any notice, resolution, order, offer, telegram, letter or other document believed by the Administrator to be genuine and to have been signed by the proper party or parties.

                  (b) The Administrator shall not be required to make any investigation to determine the identity or mailing address of any person entitled to benefits under this Plan and shall be entitled to withhold the payment of benefits until the identity and mailing addresses of persons entitled to benefits are certified to it by the Employer or by such person.

         9.5 CLAIMS PROCEDURE. Any person claiming a benefit under the Plan (a "Claimant") shall present the claim, in writing, to the Administrator, and the Administrator shall respond in writing. If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the
Claimant:

                  (a) The specific reason or reasons for denial, with specific references to the Plan provisions on which the denial is based;

                  (b) A description of any additional material or information necessary for the Claimant to perfect his claim and an explanation of why such material or information is necessary; and

                  (c)      An explanation of the Plan's claims review procedure.

                  The written notice denying or granting the Claimant's claim shall be provided to the Claimant within ninety (90) days after the Administrator's receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension is required, written notice of the extension shall be furnished by the Administrator to the Claimant within the initial ninety (90) day period and in no event shall such an extension exceed a period of ninety (90) days from the end of the initial ninety
(90) day period. Any extension notice shall indicate the special circumstances requiring the extension and the date on which the Administrator expects to render a decision on the claim. Any claim not granted or denied within the period noted above shall be deemed to have been denied.

                  Any Claimant whose claim is denied, or deemed to be denied under the preceding sentence, (or such Claimant's authorized representative) may, within sixty (60) days after the Claimant's receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given, in writing, to the Administrator. Upon such a request for review, the claim shall be reviewed by the Administrator (or its designated representative) which may, but shall not be required to, grant the Claimant a hearing. In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

                  The decision on review normally shall be made within sixty
(60) days of the Administrator's receipt of the request for review. If an extension of time is required due to special circumstances, the Claimant shall be notified, in writing, by the Administrator, and the time limit for the decision on review shall be extended to one hundred twenty (120) days. The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Plan provisions on which the decision is based. The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) time limit discussed above. If the decision on review is not communicated to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty
(120) day) period discussed above, the claim shall be deemed to have been denied upon review. All decisions on review shall be final and binding with respect to all concerned parties.

         9.6 ADVICE. The Administrator may secure specialized advice or assistance as it deems necessary or desirable in connection with the administration and operation of the Plan and shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, any advice or opinion so obtained.

         9.7 DELEGATION. The Administrator shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person in the exercise of duties, powers or responsibilities delegated to such person shall have the same force and effect for all purposes hereunder as if such action had been taken by the

Administrator. Further, the Administrator may authorize one or more persons to execute any certificate or document on behalf of the Administrator, in which event any person notified by the Administrator of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Administrator until such third person shall have been notified of the revocation of such authority. Except to the extent required by ERISA, the Administrator shall not be liable for any act or omission of any person to whom the Administrator's duties, powers or responsibilities have been delegated, nor shall any person to whom any duties, powers or responsibilities have been delegated have any liabilities with respect to any duties, powers or responsibilities not delegated to such person, except to the extent required by ERISA.

         9.8 LIABILITY; INDEMNIFICATION. Except to the extent required by ERISA, no member of the Administrator shall incur any liability: (i) by virtue of any contract, agreement, bond or other instrument made or executed by the member or on the member's behalf as a member of the Administrator, (ii) for any act or failure to act, or any mistake or judgment made by the member, with respect to the business of the Plan, unless resulting from the member's gross negligence or willful misconduct, or (iii) for the neglect, omission or wrongdoing of any other member of the Administrator or of any person employed or retained by the Administrator. The Employer shall indemnify and hold harmless each member of the Administrator from the effects and consequences of the member's acts, omissions and conduct with respect to the Plan, except to the extent that such effects and consequences shall result from the member's own willful misconduct or gross negligence. The foregoing right to indemnification shall be in addition to such other rights as the Administrator may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which the Administrator may be entitled pursuant to the by-laws of the Employer, and, if the Administrator is an Employee, service as the Administrator shall be deemed in partial fulfillment of the member's employment function. In all computations, the Administrator shall be entitled to rely fully upon data furnished by the Employer and upon information furnished it by or on behalf of an Employee or Employees.

         9.9 INSURANCE. The Plan may purchase, as an expense of the Plan, liability insurance for the Plan and/or for its fiduciaries to cover liability or losses occurring by reason of an act or omission by a fiduciary; provided, that such insurance permits recourse by the insurer against the fiduciary in the case of a breach of a fiduciary obligation by such fiduciary. In addition, any fiduciary may purchase, from and for the fiduciary's own account, insurance to protect the fiduciary in the event of a breach of fiduciary duty, and the Employer may also purchase insurance to cover the potential liability of one or more persons who serve in a fiduciary capacity with regard to the Plan.

         9.10 BONDING. The Administrator shall arrange for such bonding as is required by law. Bonding in excess of the amount required by law shall not be considered required, but shall be permitted, by this Plan. The costs for such bonding shall be paid by the Employer or, if the Employer elects, from the Trust.

         9.11 COMPENSATION. The Administrator shall serve without compensation, but all expenses of the Administrator incurred in the performance of duties hereunder shall be proper charges to the Trust and shall be paid therefrom unless the Employer, in its discretion, chooses to pay such expenses.

         9.12 PLAN RECORDS. The Administrator, or the Secretary of the Administrator shall keep or cause to be kept records reflecting administration of the Plan, which records shall be subject to audit by the Employer. A Participant may examine only those records pertaining directly to the Participant.

         9.13 INSTRUCTIONS TO TRUSTEES. The Administrator shall provide appropriate written instructions to the Trustee signed by an authorized member or members of the Administrator to enable it to make the distributions provided for in the Plan. The Trustee shall be entitled to rely upon any written notice, instruction, direction, certificate or other communication reasonably believed by it to be genuine and to be signed by an authorized member of the Administrator or an officer of the Employer, and the Trustee shall be under no duty to make investigation or inquiry as to the truth or accuracy of any statement contained therein, unless it knows that the direction or instruction constitutes a breach of the Administrator's or an Employer's fiduciary responsibility with respect to the Plan.

         9.14 INVESTMENT MANAGERS. The Employer's power to retain the services of an investment manager(s) for the management of (including the power to acquire and dispose of) all or any part of the Fund's assets, shall be limited to the retention of such persons or firms that are registered as investment managers under the Investment Advisers Act of 1940, as amended, as Banks (as defined in that Act), or which are insurance companies qualified to manage, acquire or dispose of the Fund's assets under the laws of more than one state, and provided that each of such persons or firms has acknowledged to the Administrator and the Trustee in writing that he is a fiduciary with respect to the Plan. In such event, the Trustee shall not be liable for the acts or omissions of such investment manager or managers, nor shall it be under any obligation to invest or otherwise manage any assets which are subject to the management of such investment manager or managers.

                                   ARTICLE 10
                                TRUST AND TRUSTEE

         10.1 TRUST FUND. The Trust Fund shall consist of all contributions made by the Employer or transferred to the Trust Fund as provided herein, and the investments and reinvestments thereof and the income thereon which shall be accumulated and added to principal.

         10.2 TRUSTEE CONTROL. The Trustee shall be appointed by the Plan Sponsor. The Trustee shall hold and invest the funds and assets received by the Trustee under this Plan subject to the terms of this Plan and the Trust Agreement and for the purposes herein set forth. The Trustee will have exclusive authority and discretion to manage and control the assets of the Trust except as otherwise provided under the Plan or under a separate Trust Agreement. The Trustee shall be responsible only for such funds and assets as shall actually be received by the Trustee as Trustee hereunder.

                  So long as a Trustee is acting, title to any of the assets of the Trust Fund may be held or registered in the name of a nominee of the Trustee for ease of dealing with the same, provided that the books of the Trust reflect actual ownership. The Trustee shall be liable for the acts of its nominees. The assets so held or registered shall at all times remain in the possession or under the control of the Trustee.

                                   ARTICLE 11
                           MERGERS AND CONSOLIDATIONS

         11.1     MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF THE
EMPLOYER. In the event of merger or consolidation of the Employer, or transfer of all or substantially all of its assets to any corporation or other business, provisions may be made by any successor organization for the continuance of this Plan, and said successor shall in such event be substituted in place of the Employer by an appropriate instrument confirming such substitution and adopting this Plan. Notice of such substitution delivered to the Trustee shall be authority to the Trustee to recognize such successor in place of the Employer. The continuation of this Plan shall be by a separate plan and trust, to which the Trustee shall transfer the Plan Accounts of Employees of that Employer.

         11.2 MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF THE PLAN. In the event of the merger, consolidation or transfer of the assets of the Plan with any other pension or profit sharing plan, such action shall be on terms providing that each Participant in this Plan would (if the transferee plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is not less than the benefit the Participant would have been entitled to receive immediately before such action (if the Plan had then terminated).

                                   ARTICLE 12
                      PROVISIONS TO PREVENT DISCRIMINATION

         12.1 NO SS.401(A) DISCRIMINATION. No contributions made to the Trust Fund by the Employer, nor benefits received from the Trust Fund by the Participants or their beneficiaries, shall be discriminatory within the meaning of Code ss.401.

         12.2 UNIFORM TREATMENT. This Plan shall be administered and construed in a uniform and non-discriminatory manner, treating similarly situated Participants alike.

                                   ARTICLE 13
                              TOP HEAVY PROVISIONS

         13.1 TOP HEAVY REQUIREMENTS. Notwithstanding anything contained herein to the contrary, if the Plan is a Top Heavy Plan for any Plan Year, then the Plan shall meet the following requirements for such Plan Year:

                  (a) MINIMUM VESTING REQUIREMENTS. Vesting shall be determined in accordance with one of the following schedules as designated by the Administrator by written resolution, except that if the vesting schedule then in effect is more favorable in all respects to Participants than either of the following schedules, the vesting schedule then in effect shall continue to apply:

                           (i) A Participant will have a fully vested interest
in his Accrued Benefit under the Plan upon completion of not more than three (3) Years of Service for vesting purposes; or

                           (ii) A Participant's vested interest in his Accrued
Benefit under the Plan will be determined under a schedule which is not less favorable to the Participant than the following:


   YEARS OF SERVICE                                VESTED INTEREST
======================================== =======================================
     Less than 2                                       0%
  2 but less than 3                                    20%
  3 but less than 4                                    40%
  4 but less than 5                                    60%
  5 but less than 6                                    80%
      6 or more                                       100%
======================================== =======================================

                           If the Administrator fails to designate one of the
preceding schedules, Schedule (ii) shall be deemed to have been designated.

                           If this Plan is found to be a Top Heavy Plan and
subsequently ceases to be a Top Heavy Plan, then the vested interest of a Participant with fewer than three (3) Years of Service on the date on which the Plan ceases to be a Top Heavy Plan in benefits accrued with respect to Plan Years after the Plan ceases to be a Top Heavy Plan shall be determined without regard to the preceding schedules; the vested interest of a Participant with more than three (3) Years of Service on that date shall in that event, upon the Participant's election, continue to be determined by the preceding schedules.

                  (b) MINIMUM BENEFIT REQUIREMENT. The Plan shall provide a minimum benefit for each Participant who is a Non-Key Employee which, when expressed as an annual retirement benefit payable in the form of a single life annuity beginning at normal retirement age (as defined in Code ss.411(a)), shall not be less than the Participant's average compensation for years in the Testing Period multiplied by the lesser of:

                           (i) Two percent (2%) times the Participant's Years of
Service; or

                           (ii) Twenty percent (20%).

                           For purposes of this subsection, years of service
shall be determined under the rules of paragraphs (4), (5) and (6) of Code ss.411(a) but shall exclude any year of service if the plan was not a Top Heavy Plan for the Plan Year ending during such year of service or if such year of service was completed in a Plan Year beginning before January 1, 1984. A Participant's Testing Period for purposes of determining his average compensation under this subsection is the five (5) consecutive calendar years during which the Participant had the greatest aggregate compensation from the Employer, excluding calendar years ending in a Plan Year beginning before January 1, 1984 and calendar years beginning after the close of the last year in which the Plan is a Top Heavy Plan.

                           For limitation years commencing before January 1,
2000, the minimum benefit shall be increased to three percent (3%) of average compensation per year of service, but not more than thirty percent (30%) of average compensation, if such increase is necessary to avoid the application of Code ss.416(h)(1), relating to special adjustments to Code ss.415 limits for Top Heavy Plans, and if the adjusted limitations of Code ss.416(h)(1) would otherwise be exceeded if such minimum benefit were not so increased.

                           No minimum benefit will be required for a Participant
under this Plan if the Employer maintains another qualified plan under which a minimum benefit or contribution is being funded or made for such year for the Participant in accordance with Code ss.416(c).

                           For purposes of this subsection, the term
"compensation" shall have the meaning given in Codess.415.

         Effective for Plan Years beginning after December 31, 2001, for purposes of satisfying the minimum benefit requirements of Code ss.416(c)(1) and the Plan, in determining years of service with the Employer, any service with the Employer shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Code ss.410(b)) no Key Employee or former Key Employee.

                  (c) MAXIMUM COMPENSATION LIMITATION. Effective for Plan Years beginning before January 1, 1989, the annual Compensation of each Participant recognized under the Plan for such Plan Year shall not exceed the first two hundred thousand dollars ($200,000) of such Participant's compensation; provided, however, that such dollar limitation shall be adjusted to take into account any adjustments made by the Secretary of the Treasury pursuant to Code ss.416(d)(2).

                  (d) ADDITIONAL SUPER TOP HEAVY REQUIREMENT. If the Plan is a Super Top Heavy Plan for any Plan Year, the limitations on benefits contained in Code ss.415 shall be adjusted pursuant to ss.416(h) of the Code and ss.235(g)(3) of the Tax Equity and Fiscal Responsibility Act of 1982.

         13.2 TOP HEAVY PLAN DEFINITIONS. For purposes of this Article, the following terms shall have the meanings provided below:

                  (a) A plan is a "TOP HEAVY PLAN" if, as of the Determination Date, the aggregate of the accounts of Key Employees under a defined contribution plan exceeds sixty percent (60%) of the aggregate of the accounts of all employees under such plan or, in the case of a defined benefit plan, the present value of the cumulative Accrued Benefits under the plan for Key Employees exceeds sixty percent (60%) of the present value of the cumulative Accrued Benefits under the plan for all employees, all as adjusted by and determined in accordance with the provisions of Code ss.416(g). The determination of whether a plan is Top Heavy shall be made after aggregating each Plan of the sponsoring Employer in which at least one Key Employee participates and each other plan of the sponsoring Employer which enables any plan in which at least one Key Employee participates to meet the requirements of Code ss.ss.401(a)(4) or 410, and after aggregating any plan not required to be aggregated by the foregoing if such aggregated group of plans, taking such plan into account, continues to meet the requirements of Code ss.ss.401(a)(4) and
410. A plan is a "SUPER TOP HEAVY PLAN" if, as of the Determination Date, the plan would meet the test specified above for being a Top Heavy Plan if ninety percent (90%) were substituted for sixty percent (60%) in each place it appears in this subsection.

                           Solely for the purpose of determining if the Plan, or
any other plan included in a required aggregation group of which this Plan is a part, is Top Heavy (within the meaning of ss.416(g) of the Code) the Accrued Benefit of an Employee other than a Key Employee (within the meaning of ss.416(i)(1) of the Code) shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliated Employers, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of ss.411(b)(1)(C) of the Code.

                  Notwithstanding anything in the Plan to the contrary, for Plan Years beginning after December 31, 2001, this paragraph shall apply for purposes of determining the present values of accrued benefits and the amount of account balances of employees as of the Determination Date. The present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code ss.416(g)(2) during the one (1) year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code ss.416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "five (5) year period" for "one (1) year period". The accrued benefits and accounts of any individual who has not performed service for the Employer during the one (1) year period ending on the Determination Date shall not be taken into account.

                  (b) The "DETERMINATION DATE" for purposes of determining whether a plan is Top Heavy for a particular plan year is the last day of the preceding plan year (or, in the case of the first plan year of a plan, the last day of the first plan year).

                  (c) A "KEY EMPLOYEE" is any employee or former employee (including a beneficiary of such employee or former employee) who at any time during the plan year or any of the four (4) preceding plan years is:

                           (i) An officer of the plan sponsor or any corporation
required to be aggregated with the plan sponsor under Code ss.414(b), (c), (m) or (o) who has annual compensation (as defined below) from the plan sponsor or any corporation required to be aggregated with the plan sponsor under Code ss.414(b), (c), (m) or (o) of more than fifty percent (50%) of the amount in effect under Code ss.415(b)(1)(A) for the plan year (but in no event shall the number of officers taken into account as Key Employees exceed the lesser of (i) fifty (50) or, (ii) the greater of three (3) or ten percent (10%) of all employees).

                           (ii) One (1) of the ten (10) Employees owning (or
considered as owning within the meaning of Code ss.318) both more than a one-half percent (1/2%) ownership interest and the largest percentage ownership interests in the Employer, and (ii) as annual compensation (as defined below) of more than the amount in effect under Code ss.415(c)(1)(A). For purposes of this Section, if two (2) Employees have the same interests in the Employer, the Employee having greater annual compensation (as defined below) from the Employer shall be treated as having a larger interest;

                           (iii) A person owning (or considered as owning within
the meaning of Code ss.318) more than five percent (5%) of the outstanding stock of the plan sponsor or stock possessing more than five percent (5%) of the total combined voting power of all stock of the plan sponsor; or

                           (iv) A person who has an annual compensation (as
defined below) from the plan sponsor (or any corporation required to be aggregated with the plan sponsor under Code ss.414(b), (c), (m) or (o)) of more than one hundred fifty thousand dollars ($150,000) and who would be described in subparagraph (iii) hereof if one percent (1%) were substituted for five percent (5%).

                           For purposes of applying Codess.318 to the provisions
of this subsection, subparagraph (C) of Code ss.318(a)(2) shall be applied by substituting five percent (5%) for fifty percent (50%). In addition, the rules of subsections (b), (c) and (m) of Code ss.414 shall not apply for purposes of determining ownership of the plan sponsor under this subsection.

                           For purposes of determining whether an Employee is a
Key Employee, annual compensation means compensation as defined in Code ss.415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Code ss.125, 402(e)(3), 402(h) or 403(b).

                  Notwithstanding the preceding, for Plan Years beginning after December 31, 2001, "Key Employee" means any employee or former employer (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual compensation greater than one hundred and thirty-thousand dollars ($130,000) (as adjusted under Code ss.416(i)(1) for Plan Years beginning after December 31,
2002), a five percent (5%) owner of the Employer, or a one percent (1%) owner of the Employer having an annual compensation of more than one hundred and fifty thousand dollars ($150,000). For this purpose "annual compensation" means compensation within the meaning of Code ss.415(c)(3). The determination of who is a Key Employee will be made in accordance with Code ss.416(i)(1) and the applicable Regulations and other guidance of general applicability issued thereunder.

                  (d) A "NON-KEY EMPLOYEE" is any participant in a plan (including a beneficiary of such participant) who is not a Key Employee.

                  (e) Effective as of January 1, 2001, the term "compensation" includes elective amounts that are not includible in gross income of the employee by reason of ss.132(f)(4) of the Code (relating to qualified transportation fringe benefits).

                                   ARTICLE 14
                                  MISCELLANEOUS

         14.1 NO RIGHT TO EMPLOYMENT. Participation in this Plan shall not give any person the right to be retained in the employ of the Employer, or any right or interest in this Plan other than as herein provided.

         14.2 HEADINGS; CONSTRUCTION. The headings and sub-headings in this instrument are inserted for convenience of reference only and are not to be considered in construing the provisions hereof. Unless otherwise required by the context, the use of the masculine pronoun shall include the feminine and the use of the singular number shall include the plural, and vice versa.

         14.3 COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.

         14.4 GOVERNING LAW. This Plan shall be construed, administered and governed in all respects under and by the laws of the State of New York, except to the extent pre-empted by Federal law.

         14.5 RULES AND REGULATIONS. By becoming a Participant, every Participant shall thereby be deemed to have agreed to abide by the rules and regulations of the Administrator made in accordance with this Plan, and to sign all papers necessary for the compliance therewith.

         14.6 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN. In the event that all, or any portion, of the distribution payable to a Participant or a Beneficiary shall remain unpaid solely because the Administrator cannot ascertain the whereabouts of the Participant or Beneficiary, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, the amount so distributable shall be treated as a forfeiture and used to reduce the contribution for that Plan Year. However, the dollar amount, unadjusted for gains or losses in the interim, shall be reinstated if a claim for the benefit is made by the Participant or Beneficiary to whom it was payable. If a benefit payable to an unlocated Participant or

Beneficiary is subject to escheat pursuant to applicable state law, neither the Trustee nor the Employer shall be liable to any person for any payment made in accordance with such law.

         14.7 NO ASSIGNMENT OF BENEFITS. Except as expressly provided herein or in connection with a judgment or settlement entered into on or after August 5, 1997, involving the Plan pursuant to the requirements of Code ss.401(a)(13)(C) or as otherwise required by law, no benefits under the Plan may be assigned or alienated, and the Trustee shall pay all amounts payable hereunder, and shall distribute all assets distributable hereunder, to any person, into the hands of such person and not unto any other person or corporation whatsoever, whether claiming by his authority or otherwise; nor may said payments be anticipated. Except as expressly provided herein, the interest of any Participant hereunder may not be assigned or encumbered, nor shall it be subject to attachment or other judicial process. However, deposit to the credit of the account of any person in a bank or trust company designated by such person in writing shall be deemed to be the equivalent of payment into the hands of such person. Notwithstanding the foregoing, amounts held for the benefit of a Participant may be paid in accordance with a "qualified domestic relations order" as defined in Code ss.414(p) (or a domestic relations order entered before January 1, 1985 which, in the judgment of the Administrator, is entitled to be treated as a qualified domestic relations order), so long as the payment complies with Code ss.414(p). Notwithstanding the foregoing, a Participant's benefits under the Plan may be offset if the offset is permitted under the provisions of ERISA ss.206 or under the provisions of Code ss.401(a)(13).

         14.8 EXCLUSIVE BENEFIT. The Trust Fund shall be held by the Trustee for the exclusive purpose of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan. No part of the Trust shall ever inure to the benefit of the Employer prior to the satisfaction of all liabilities to all Participants and their beneficiaries, except that:

                  (a) Any contribution made to the Trust Fund by the Employer which is attributable to a mistake of fact may be returned to the Employer within one year after such contribution was made;

                  (b) All contributions shall be conditioned on their deductibility under Code ss.404, and any nondeductible contribution will be returned to the Employer within one year after the date of disallowance of such deduction.

                  (c) If a return of contributions pursuant to the foregoing is due to a good faith mistake of fact or a good faith mistake in determining the deductibility of the contribution:

                           (i) The amount which may be returned to the Employer
is the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction; and

                           (ii) Earnings attributable to such excess
contribution may not be withdrawn, but losses attributable thereto must reduce the amount to be returned.

                  (d) In the case of the termination of the Plan, any residual assets of the Plan shall be distributed to the Employer at the direction of the Administrator (or of a trustee appointed upon the application of the Pension Benefit Guaranty Corporation) if all liabilities of the Plan to Participants and their Beneficiaries have been satisfied and the distribution does not contravene any provision of law.

         14.9     BENEFITS FOR RESTRICTED PARTICIPANTS.

                  (a) If full current costs of the Plan have been met at the end of ten (10) years from such date(s) specified in ss.1.401-4(c) of the regulations under the Code, this Section shall become null and void. In the event that the full current costs have not then been met, this Section shall remain in full force and effect until the first time when the full current costs are met, and at that time shall become null and void.

                  (b) For purposes of this Section, the following terms shall have the following meanings unless the context requires otherwise.

                           (i) "Full current costs" shall mean the amount
actuarially determined to be a required contribution of the Employer in each year to maintain the Plan.

                           (ii) "Annual Compensation" shall mean an Employee's
average regular annual compensation, or his average compensation if it is reasonably similar to his average regular annual compensation over the five (5) preceding years.

                           (iii) "Benefits" shall mean any income, withdrawal
values payable to a living Employee, and the cost of any death benefits which may be payable after retirement on behalf of an Employee, but does not include the cost of death benefits with respect to an Employee before retirement nor the amount of any death benefits payable upon the death of an Employee regardless of the time at which the death occurs.

                           (iv) "Restricted Participant" shall mean any
Participant who was among the twenty-five (25) highest paid Employees of the Employer on such applicable date and whose expected annual pension at his Normal Retirement Date will exceed one thousand five hundred dollars ($1,500).

                           (v) "Unrestricted Participant" shall mean any
Participant who is not a Restricted Participant.

                  (c) The Employer contributions which may be used for the benefit of a Restricted Participant during the time when this Section shall be in effect shall be limited to the greater of:

                           (i) Twenty thousand dollars ($20,000) or

                           (ii) The Employer contributions (or funds
attributable thereto) which would have been applied to provide the benefits for the Participant if the Plan in effect at the applicable date had been continued without change, or

                           (iii) The sum of (i) the Employer contributions (or
funds attributable thereto) which would have been applied to provide benefits for the Employee under this Plan if it has been terminated the day before the effective date of change, and (ii) an amount computed by multiplying the number of years for which the full current costs of the Plan after that date are met by
(a) twenty percent (20%) of his annual compensation, or (b) ten thousand dollars ($10,000), whichever is smaller.

                  (d) In the event of termination of the Plan while this Section shall be in effect, amounts in excess of those payable under Section 14.9(c) above shall first be applied in a non- discriminatory manner to Plan liabilities which may be outstanding with respect to the Restricted Participants.

                  (e) The conditions of this Section shall not restrict the current payment of full retirement benefits called for by this Plan for any retired Participant while this Plan is in full effect and its full current costs have been met; provided, however, that a lump sum representing the retired Participant's entire interest in the Plan may not be paid to him unless there is adequate provision and security for repayment of any part of the distribution representing the restricted portion in the event of a termination of the Plan or a failure to meet full current costs during the restricted period. If a lump sum distribution is made to any "Restricted Participant," the distributee shall deposit with the Administrator security of one hundred twenty-five percent (125%) of the fair market value of the distribution representing the restricted portion, and further the distributee agrees that if the fair market value of the security falls below one hundred ten percent (110%) of the distribution, the distributee would deposit additional security to bring the value of the deposit up to one hundred twenty-five percent (125%).

                  (f) Notwithstanding the above conditions, at any time during the 10-year periods described above, Employer contributions which may be used for the benefit of a Restricted Participant described in this Section who is also a substantial owner (as defined in ss.4022(b)(5) of ERISA) shall not exceed the greater of the dollar limits set forth above or a dollar amount which equals the present value of the benefit guaranteed for such a Participant under ss.4022 of ERISA, or if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences, determined in accordance with regulations of the Pension Benefit Guaranty Corporation. Employer contributions which may be used for the benefit of a Restricted Participant (other than a Participant who is a substantial owner as defined in ss.4022(b)(5) of ERISA) shall not exceed the greater of the dollar limits set forth above or a dollar amount which equals the present value of the maximum benefit described in ss.4022(b)(3)(B) of ERISA (determined on the date that the Plan terminates or on the date benefits commence, whichever is earlier, and determined in accordance with regulations of the Pension Benefit Guaranty Corporation) without regard to any other limitation in ss.4022 of ERISA.

                  (g) With respect to an Employer which may adopt and join this Plan, subsequent to its establishment, or in the event of any substantial change in benefits or contributions under the Plan, the ten year period referred to in this Section shall commence with the effective date such Employer adopts and joins in this Plan or the effective date of such amendment, as the case may be.

                  (h) With respect to distributions made on or after January 1, 1992 or such other date as provided by regulation, ruling or other determination by the Internal Revenue Service, the above provisions of this Section shall be modified as set forth in this subsection. Any distribution previously restricted under the preceding provisions of this Section may be released from restriction to the extent provided under the modified restrictions set forth below.

                           (i) "Restricted Participant" means all Highly
Compensated Employees; provided, however, that in any one Plan Year, the maximum number of Restricted Participants shall be twenty five (25), which twenty five
(25) Restricted Participants shall be the Highly Compensated Employees with the greatest compensation in the current or any prior Plan Year.

                           (ii) "Benefit" means, among other benefits, loans in
excess of the amounts set forth in ss.72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

                           (iii) In the event of Plan termination, the benefit
payable under the Plan to any Highly Compensated Employee is limited to a benefit that is nondiscriminatory under ss.401(a)(4) of the Code.

                           (iv) The annual payments to a Restricted Participant
are restricted to an amount equal in each year to the payments that would be made on behalf of the Restricted Participant under a straight life annuity that is the Actuarial Equivalent of the Participant's Pension Benefit and any other benefits to which Participant is entitled in the Plan (other than a social security supplement), and the amount of the payments that the Participant is entitled to receive under the Plan as a social security supplement. These restrictions, however, shall not apply if any one of the following requirements is satisfied:

                                    (A) After payment to a Restricted
Participant of all benefits payable to the Participant under the Plan, the value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of the Plan's current liabilities (as defined in ss.412(1)(7) of the Code);

                                    (B) The value of benefits payable to the
Restricted Participant is less than one percent (1%) of the value of the Plan's current liabilities before the distribution; or

                                    (C) The value of the benefits payable to the
Restricted Participant does not exceed the amount described inss.411(a)(11)(A) of the Code (three thousand five hundred dollars ($3,500) for Plan Years beginning prior to January 1, 2000 and five thousand dollars ($5,000) for Plan Years beginning on or after January 1, 2000).



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


                           (v) The Plan's current liabilities may be the value
of current liabilities as reported on Schedule B of the Plan's most recent, timely filed Form 5500 or may be the current liabilities determined as of a later date. The value of the Plan assets and the value of current liabilities for purposes of this subsection must be determined as of the same date.

                           (i) In the event that it should be determined by
statute or regulation, or by ruling or other determination by the Internal Revenue Service, that the provisions of this Section are no longer necessary to qualify the Plan for Federal income tax purposes, in whole or in part, this Section shall to such extent be ineffective without amendment to the Plan.

         14.10 STATUTE OF LIMITATIONS. No legal action (including, without limitation, any claim for benefits under Section 9.5) may be commenced or maintained to recover benefits under this Plan more than twelve (12) months after the final review/appeal decision by the Plan Administrator has been rendered (or deemed rendered).

         IN WITNESS WHEREOF, as evidence of its adoption of this Plan, the Employer has caused this Plan to be executed, generally effective as of January 1, 1997.

ATTEST/WITNESS:                      DEL LABORATORIES, INC.

/S/ GENE WEXLER                      By:  /s/ ENZO  J. VIALARDI
------------------------             -------------------------------------------

Print Name: Gene Wexler              Title: Executive Vice President
------------------------             -------------------------------------------

                                     Print Name: Enzo J. Vialardi
                                     -------------------------------------------

                                     Date: November 29, 2001
                                     -------------------------------------------




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



                                    EXHIBIT A

                                       TO

                             DEL LABORATORIES, INC.
                             EMPLOYEES PENSION PLAN


                              ACTUARIAL INFORMATION



         LUMP SUM DISTRIBUTIONS AND 415 ADJUSTMENTS

         For lump sum distributions paid after 1996, each lump sum distribution under the Plan shall be calculated using an interest rate of six percent (6%) and the 1971 Group Annuity Mortality Table (Male), set back one year (-1), or the following interest rate and mortality table, whichever yields the larger lump sum:

                  (a) the annual rate of interest on thirty (30) year Treasury securities for the third calendar month preceding the first day of the Plan Year which contains the Participant's Annuity Starting Date; and

                  (b) the mortality table prescribed by the Secretary of the Treasury based on the "prevailing commissioner's standard table" used to determine reserves for group annuity contracts issued on the date as of which the present value of the distribution is determined.

         The above-specified mortality table shall also be used for adjustments under Section 3.10 of the Plan and the above-specified interest rate shall also be used for purposes of adjusting the benefit on limitation under Code ss.415(b)(2)(B)or (C) of any form of benefit subject to Code ss.417(e)(3).

         OPTIONAL FORMS OF BENEFIT

         For purposes of determining optional forms of benefits and for calculating the Actuarial Equivalent benefit under Section 5.2, the 1971 Group Annuity Mortality Table (Male), -1 at six percent (6%) interest rate shall be used.



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